UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CURIOSITYSTREAM INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Notice of
2023 Annual Meeting
of Stockholders and
Proxy Statement
ANNUAL MEETING

Wednesday, June 14, 2023

11:00 a.m. Eastern Standard Time

Online Meeting Only - No Physical Meeting Location

CURIOSITYSTREAM INC.
8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910
Dear Stockholder:
On behalf of our Board of Directors, I cordially invite you to participate in the 2023 Annual Meeting of stockholders (the “Annual Meeting”) of CuriosityStream Inc. (“CuriosityStream” or the “Company”), to be held on June 14, 2023, at 11:00 a.m. Eastern Standard Time.
We will hold our Annual Meeting in a virtual only format, which will be conducted via a live webcast. You will be able to participate in the Annual Meeting, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/CURI2023 and using the control number which appears on your Notice of Internet Availability of Proxy Materials. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location.
The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting and the procedures for participating, submitting questions and voting at the virtual meeting.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone or by mail.
On behalf of the Company’s Board of Directors, we would like to express our appreciation for your continued support of and interest in CuriosityStream.
By Order of the Board,

/s/ Tia Cudahy
Chief Operating Officer and General Counsel

CURIOSITYSTREAM INC.
8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2023
NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of CuriosityStream Inc., a Delaware corporation (“CuriosityStream” or the “Company”), will be held virtually, via a live webcast by visiting www.virtualshareholdermeeting.com/CURI2023, at 11:00 a.m. Eastern Standard Time, on June 14, 2023 (the “Annual Meeting”). Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate in the Annual Meeting as they would be afforded at an in-person meeting.
To enter the Annual Meeting, you will need the control number that appears on your Notice of Internet Availability of Proxy Materials, proxy card and the instructions that accompanied your proxy materials. The Company recommends you log in at least 15 minutes before the start of the Annual Meeting to ensure you are logged in when the meeting begins. Please note that you will not be able to attend the Annual Meeting in person.
At the Annual Meeting, stockholders will be asked to:
1.	Elect three Class III directors to hold office until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified;
2.	Approve a one-time stock option cancellation and replacement thereof with restricted stock units for eligible employees and executive officers;
3.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
4.	Transact such other business that may properly come before the Annual Meeting or any adjournment thereof.
Our board of directors (the “Board”) has fixed the close of business on April 20, 2023 as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record on the Record Date will be entitled to receive notice of, and to vote at, the Annual Meeting. A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for 10 days before the Annual Meeting for any purpose germane to the Annual Meeting at our principal executive offices during normal business hours. Such list will also be available during the virtual Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/CURI2023. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement. In addition, financial and other information about the Company is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”), as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023, which incorporates by reference certain sections of the accompanying Proxy Statement.
We have elected to distribute our proxy materials over the Internet as permitted under the rules of the SEC, rather than mailing paper copies of those materials to each stockholder, which will decrease our printing and distribution costs and allow for convenient access to and delivery of materials in an easily searchable format. If you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials that will be mailed to our stockholders on or about April 28, 2023.
YOUR VOTE IS VERY IMPORTANT TO US. Whether or not you plan to virtually attend the Annual Meeting, we strongly encourage you to vote by Internet, by phone or by signing, dating and returning your proxy card (if you request a paper copy) at your earliest convenience. Sending in your proxy card will not prevent you from voting your shares at the Annual Meeting, if you desire to do so.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING TO BE HELD ON JUNE 14, 2023. Our proxy materials, including the Proxy Statement and Annual Report to stockholders, are available at the following websites: https://investors.curiositystream.com/ and www.virtualshareholdermeeting.com/CURI2023.
If you have any questions or need assistance with voting, please contact CuriosityStream’s proxy solicitor, MacKenzie Partners, Inc., toll-free at 1-800-322-2885 or by email at proxy@mackenziepartners.com.
By Order of the Board,
/s/ Tia Cudahy
Chief Operating Officer and General Counsel

CURIOSITYSTREAM INC.
8484 Georgia Ave., Suite 700
Silver Spring, Maryland 20910
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

JUNE 14, 2023
Purpose, Date, and Time
This proxy statement (the “Proxy Statement”) is provided in connection with the solicitation of proxies by and on behalf of the board of directors of the Company (the “Board”) for use at the 2023 annual meeting of stockholders to be held virtually on Wednesday, June 14, 2023, at 11:00 a.m. Eastern Standard Time at the following virtual meeting link www.virtualshareholdermeeting.com/CURI2023 and any adjournments or postponements thereof (the “Annual Meeting”). The mailing address of our principal executive offices is 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910. This Proxy Statement will be made available on or about April 28, 2023 to holders of our common stock, par value $0.0001 per share (“Common Stock”), as of the close of business on April 20, 2023 (the “Record Date”).
Access to Proxy Materials
We are providing access to our proxy materials over the Internet rather than mailing paper copies of those materials to each stockholder. On or about April 28, 2023, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote at the Annual Meeting.
The Notice will inform you how to:
•
View the proxy materials for the Annual Meeting, including this Proxy Statement and the Company’s annual report to stockholders for the fiscal year ended December 31, 2022 (the “Annual Report”), on the Internet;

•	Vote your shares of Common Stock; and
•	Instruct us to send proxy materials to you by mail or email (should you choose to do so).
Virtual Stockholder Meeting
Please note, we will hold our Annual Meeting in a virtual only format, which will be conducted via a live audio webcast on Wednesday, June 14, 2023, at 11:00 a.m. Eastern Standard Time. There will be no physical meeting location. Stockholders will have an equal opportunity to participate in the Annual Meeting online regardless of their geographic location. We designed the format of our Annual Meeting to ensure that our stockholders who participate in the Annual Meeting will be afforded the same rights and opportunities to participate as they would be afforded at an in-person meeting and to enhance stockholder access, participation and communication through online tools. Our directors will also participate in the virtual Annual Meeting.
Access to the Audio Webcast of the Annual Meeting
The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. Eastern Standard Time. Online access to the audio webcast will open approximately fifteen minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to its start time. A replay of the webcast will be made publicly available 24 hours after the Annual Meeting at www.virtualshareholdermeeting.com/CURI2023.
Log in Instructions
To participate in the virtual Annual Meeting, log in at www.virtualshareholdermeeting.com/CURI2023. Stockholders will need their unique 16-digit control number which appears on the Notice Regarding the Availability of Proxy Materials, the proxy card and the instructions that accompany the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number and gain access to the Annual Meeting.

Submitting questions at the virtual Annual Meeting
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer all questions submitted during the Annual Meeting which are pertinent to the Company and the meeting matters, as time permits. If you wish to submit a question during the Annual Meeting, visit www.virtualshareholdermeeting.com/CURI2023, type your question into the “Ask a Question” field, and click “Submit.” Answers to any such questions that are not addressed during the Annual Meeting will be published following the meeting on the Company’s website at https://investors.curiositystream.com/ under the link “Governance.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
Technical Assistance
Beginning fifteen minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
Voting shares prior to and at the virtual Annual Meeting
Stockholders may vote their shares at www.proxyvote.com prior to the virtual Annual Meeting or at www.virtualshareholdermeeting.com/CURI2023 during the virtual Annual Meeting.
Proposals to be voted on at the Annual Meeting
Stockholders of the Company are being asked to vote on the following proposals at the Annual Meeting:
1.	Election of three Class III directors to hold office until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified;
2.	Approval of a one-time stock option cancellation and replacement thereof with restricted stock units for eligible employees and executive officers;
3.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
4.	Any such other business that may properly come before the Annual Meeting or any adjournment thereof.
Recommendation of the Board
The Board unanimously recommends that the Company’s stockholders vote “FOR” Proposal No. 1, “FOR” Proposal No. 2 and “FOR” Proposal No. 3.
Record Date; Outstanding Shares; Shares Entitled to Vote
The Board has fixed the close of business on April 20, 2023 as the Record Date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 52,965,288 shares of Common Stock outstanding and entitled to vote.
Holders of record of Common Stock as of the close of business on the Record Date will be entitled to one vote per share on any matter that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
A list of the names of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for 10 days before the Annual Meeting for any purpose germane to the Annual Meeting at our principal executive offices during normal business hours. Such list will also be available during the virtual Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/CURI2023.
Quorum and Vote Required
The presence, in person or by duly executed proxy, of stockholders representing a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum. Shares are considered present “in person” if voted by the holder of those shares or by proxy during the virtual Annual Meeting. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

With respect to Proposal No. 1 (Election of Directors), each director must be elected by the affirmative vote of a plurality of the votes cast with respect to such director nominee by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present. Accordingly, the three director nominees receiving the highest number of “FOR” votes will be elected. With respect to Proposal No. 1, you may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such director nominees. Broker non-votes will have no effect on the election of the director nominees.
Approval of Proposal No. 2 (Approval of Cancellation of Stock Options and Issuance of Restricted Stock Units) requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote generally in the election of directors. The affirmative vote of the holders of a majority of shares of our Common Stock means that the number of votes “FOR” a proposal must exceed 50% of the outstanding shares of our Common Stock. With respect to Proposal No. 2, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Broker non-votes and abstentions will have the same effect as votes cast “AGAINST” the proposal.
Approval of Proposal No. 3 (Ratification of Appointment of Independent Registered Public Accounting Firm) and such other matters as may properly come before the Annual Meeting will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 3 and such other matters as may properly come before the Annual Meeting, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. If you “ABSTAIN” from voting with respect to Proposal No. 3, your vote will have no effect on the proposal. Broker non-votes will have no effect on the vote for the proposal.
Voting; Proxies; Revocation
Shares of our Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked prior to or at the Annual Meeting, will be voted at the Annual Meeting, and at any adjournments, continuations or postponements of the Annual Meeting, in accordance with the instructions on the proxies.
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a duly executed proxy, but you do not provide voting instructions, your shares will be voted:
•	FOR the election of each of the director nominees named in Proposal No. 1;
•	FOR Proposal No. 2, the approval of a one-time stock option cancellation and replacement thereof with restricted stock units for eligible employees and executive officers;
•	FOR Proposal No. 3, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
•	In the discretion of the proxy holders regarding any other matters properly presented for a vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (Election of Directors) and Proposal No. 2 (Approval of Cancellation of Stock Options and Replacement thereof with Restricted Stock Units) concern non-routine matters, while Proposal No. 3 (Ratification of Appointment of Independent Registered Public Accounting Firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1 and Proposal No. 2, which would result in a “broker non-vote,” but your broker, bank or other nominee may, in its discretion, vote your shares with respect to Proposal No. 3.
A record holder who executes a proxy may revoke it before or at the Annual Meeting by: (i) entering a new vote by Internet or telephone; (ii) attending the Annual Meeting and voting at that time; (iii) duly executing, dating and delivering a new proxy card with a later date; or (iv) delivering to our General Counsel a written notice of revocation of a previously delivered proxy, with such notice dated after the previously delivered proxy. Attending the Annual Meeting will not, in and of itself, constitute revocation of a proxy. Any written notice revoking a proxy should be delivered to CuriosityStream Inc.,

8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer and General Counsel. If your shares of Common Stock are held in a brokerage account, you must follow your broker’s instructions to revoke a proxy.
Abstentions and Broker Non-Votes
Broker non-votes occur when a nominee holding shares of voting securities for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Abstentions, withheld votes, and broker non-votes are included for the purpose of determining whether a quorum is present. Abstentions, withheld votes and broker non-votes do not affect the voting results with respect to Proposal No. 1 (Election of Directors), Proposal No. 3 (Ratification of Appointment of Independent Registered Public Accounting Firm) or any other items requiring the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions, withheld votes and broker non-votes have the same effect as a vote “AGAINST” Proposal No. 2 (Approval of Cancellation of Stock Options and Replacement thereof with Restricted Stock Units) or any other items requiring the affirmative vote of a majority of the shares of our Common Stock entitled to vote on matters generally.
Proxy Solicitation Costs
We are soliciting proxies for the Annual Meeting from our stockholders. We have hired MacKenzie Partners, Inc. to assist in the proxy solicitation process. We will pay to MacKenzie Partners, Inc. a fee of $7,500, plus disbursements. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.
Business; Adjournments
We do not expect that any matter other than the proposals presented in this Proxy Statement will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting or in the event of any adjournments or postponements of the Annual Meeting, then the proxy holders will vote in their discretion with respect to those matters.
If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned by the chairman of the meeting from time to time, until a quorum is present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. We do not currently intend to seek an adjournment of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS
In 2020, the Company (formerly named Software Acquisition Group, Inc., a special purpose acquisition company) completed a business combination with Curiosity Inc. (referred to as Legacy CuriosityStream herein), pursuant to which Software Acquisition Group, Inc. changed its name to CuriosityStream Inc. and Legacy CuriosityStream became a wholly owned subsidiary of CuriosityStream Inc. Unless the context requires otherwise, the “Company,” “CuriosityStream,” “we,” “our,” and “us” refers to the registrant, CuriosityStream Inc. and its subsidiaries, including Legacy CuriosityStream.
Why am I receiving these materials?
The Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Annual Meeting. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. The Notice containing instructions on how to access the Proxy Statement and Annual Report online will be sent to the Company’s stockholders on or about April 28, 2023.
When and where is the Annual Meeting?
The Annual Meeting will be held on June 14, 2023, unless postponed or adjourned to a later date. The Company will hold the Annual Meeting virtually and believes that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world. All stockholders of the Company as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting.
What proposals will be voted on at the Annual Meeting?
The following proposals are scheduled to be voted on at the Annual Meeting:
•	The election of three Class III directors to hold office until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified;
•	The approval of a one-time stock option cancellation and replacement thereof with restricted stock units for eligible employees and executive officers;
•	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2023; and
•	Any such other business that may properly come before the Annual Meeting or any adjournment thereof.
At the time this Proxy Statement was distributed, our management and Board were not aware of any other matters to be presented at the Annual Meeting.
How does the Board recommend that I vote?
The Board recommends that you vote:
•
FOR the election of each of the three directors nominated by the Board, and named in this Proxy Statement as Class III directors, to serve until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified;

•	FOR the approval of the approval of a one-time stock option cancellation and replacement thereof with restricted stock units for eligible employees and executive officers; and
•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.
Who is entitled to vote at the Annual Meeting?
Holders of Common Stock as of the close of business on April 20, 2023, our Record Date, are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our Common Stock held as of the Record Date. As of the Record Date, there were 52,965,288 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Continental Stock Transfer & Trust Company, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. For additional information, see “What if I do not specify how my shares are to be voted?” below.
What do I need to do now?
After carefully reading and considering the information in this Proxy Statement, please vote electronically via the Internet by visiting www.proxyvote.com or by telephone at 1-800-690-6903, or if your shares are held in “street name,” by following the instructions provided by your bank or broker. If you requested a paper copy of the proxy card, you may also choose to complete, date, sign and promptly mail the proxy card in the envelope provided, which requires no postage if mailed in the United States.
Do I have to do anything in advance if I plan to attend the Annual Meeting?
The Annual Meeting will be a virtual audio meeting of stockholders, which will be conducted via a live audio webcast. You are entitled to participate in the Annual Meeting only if you were a holder of our Common Stock as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.
You will be able to attend the Annual Meeting and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CURI2023. You also will be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the control number included on your Notice or proxy card. The live audio webcast will begin promptly at 11:00 a.m. Eastern Standard Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m. Eastern Standard Time, and you should allow ample time for the check-in procedures.
How can I get help if I have trouble checking in or listening to the meeting online?
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
How do I vote and what are the voting deadlines?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:
•
You may vote via the Internet. To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card when you vote. Your vote must be received by 11:59 p.m. Eastern Standard Time on June 13, 2023 to be counted.

•
You may vote by telephone. To vote by telephone, dial 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Standard Time on June 13, 2023 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

•
You may vote by mail. To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than June 13, 2023. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.

•	You may vote at the Annual Meeting. To vote at the meeting, follow the instructions at www.virtualshareholdermeeting.com/CURI2023 (have your Notice or proxy card in hand when you visit the website).
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:
•	entering a new vote by Internet or telephone;
•	signing and returning a new proxy card with a later date;
•
delivering a written revocation to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer and General Counsel, by 11:59 p.m. Eastern Standard Time on June 13, 2022; or

•	during the Annual Meeting, by following the instruction at www.virtualshareholdermeeting.com/CURI2023.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxy holders by our Board. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given; however, the shares will be voted in accordance with the recommendations of our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
What if I do not specify how my shares are to be voted?
Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:
•
FOR the election of each of the three directors nominated by the Board, and named in this Proxy Statement as Class III directors, to serve until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified (Proposal No. 1);

•	FOR the approval of a one-time stock option cancellation and replacement thereof with restricted stock units for eligible employees and executive officers (Proposal No. 2);
•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 (Proposal No. 3); and
•	in the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (Election of Directors) and Proposal No. 2 (Approval of Cancellation of Stock Options and Replacement thereof with Restricted Stock Units) concern non-routine matters, while Proposal No. 3 (Ratification of Appointment of Independent Registered Public Accounting Firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1 or Proposal No. 2, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 3. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.
What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present at the Annual Meeting. As a result, abstentions will be counted for the purpose of determining the presence or absence of a quorum.
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes are counted for purposes of calculating whether a quorum is present at the Annual Meeting.
Abstentions and broker non-votes are not deemed a vote cast “FOR” or “AGAINST” a given proposal, and therefore, are not included in the tabulation of the voting results and do not affect the voting results with respect to Proposal No. 1 (Election of Directors), Proposal No. 3 (Ratification of Appointment of Independent Registered Public Accounting Firm) or any other items requiring the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions, withheld votes and broker non-votes have the same effect as a vote “AGAINST” Proposal No. 2 (Approval of Cancellation of Stock Options and Replacement thereof with Restricted Stock Units) or any other items requiring the affirmative vote of a majority of the shares of our Common Stock entitled to vote on matters generally.
What is the quorum requirement?
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. The presence (including by proxy) of a majority of all issued and outstanding shares of our Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. As noted above, as of the Record Date, there were a total of 52,965,288 shares of Common Stock outstanding, which means that at least 26,482,645 shares of Common Stock must be represented at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.
How many votes are needed for approval of each proposal?
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Proposal No. 1: The election of Class III directors requires the affirmative vote of a plurality of the votes cast by the stockholders present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved, provided a quorum is present. Accordingly, the three director nominees receiving the highest number of “FOR” votes will be elected. With respect to Proposal No. 1, you may vote “FOR” or “WITHHOLD” authority to vote for each of the director nominees. If you “WITHHOLD” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the director nominees.

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Proposal No. 2: The approval of the cancellation of stock options held by eligible employees and executive officers and the replacement thereof with restricted stock units requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote generally in the election of directors. The affirmative vote of the holders of a majority of shares of our Common Stock means that the number of votes cast “FOR” a proposal must exceed 50% of the outstanding shares of our Common Stock. With respect to Proposal No. 2, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. Broker non-votes and abstentions will have the same effect as votes cast “AGAINST” the proposal.

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Proposal No. 3: The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. A majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. With respect to Proposal No. 3 and such other matters as may properly come before the Annual Meeting, you may vote “FOR,” “AGAINST” or “ABSTAIN” from voting. If you “ABSTAIN” from voting with respect to Proposal No. 3, your vote will have no effect on the proposal. Broker non-votes will have no effect on the vote for the proposal.

Who will count the votes?
Representatives of Broadridge Financial Solutions, Inc. will count the votes and serve as the independent inspector of election.
How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We have hired MacKenzie Partners, Inc. to assist in the proxy solicitation process. We will pay to MacKenzie Partners, Inc. a fee of $7,500, plus disbursements. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding our Common Stock for the benefit of others so that such brokerage houses, fiduciaries and custodians may forward the solicitation materials to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to those beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to our directors, officers or other regular employees for these services.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for the telephone charges you may incur.
What should I do if I receive more than one set of voting materials?
Stockholders may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered under more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this procedure, we will deliver only one copy of the Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report to stockholders and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
CuriosityStream Inc.
Attention: Tia Cudahy, Chief Operating Officer and General Counsel
8484 Georgia Ave., Suite 700
Silver Spring, MD 20910
Email: tia.cudahy@curiositystream.com
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that will be filed within four business days of the Annual Meeting. If final voting results are not available to us at that time, we will file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

PROPOSAL NO. 1 - ELECTION OF CLASS III DIRECTORS
There are currently eight (8) directors on our Board, classified into three classes, with three directors in Class I, two directors in Class II and three directors in Class III, as set forth in the table below.
Class I Term Expiring in 2024	Class II Term Expiring in 2025	Class III Term Expiring in 2023
Andrew Hendricks	John Hendricks	Matthew Blank
Elizabeth Hendricks	Clint Stinchcomb	Jonathan Huberman
Patrick Keeley		Mike Nikzad
The terms of office of the Class III directors, Matthew Blank, Jon Huberman and Mike Nikzad, will expire at the Annual Meeting. Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has approved the nomination of the Class III directors, Matthew Blank, Jon Huberman and Mike Nikzad, for election at the Annual Meeting, each to serve for a term of three years expiring at our 2026 annual meeting of stockholders (or until such time as their respective successors are elected and qualified). Each nominee is currently a director of the Company and has consented to serve as a director, if elected. In the event of death or disqualification of any nominee or the refusal or inability of any nominee to serve as a director, proxies cast for that nominee may be voted with discretionary authority for a substitute or substitutes as shall be designated by the Board.
Vote Required for Approval
Nominees for election to the Board shall be elected by a plurality of the votes cast with respect to such director by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” ALL OF THE CLASS III DIRECTOR NOMINEES.
Nominees For Election at the Annual Meeting
Information regarding our director nominees, including their qualifications and principal occupations, as well as the key experience and qualifications that led the Board to conclude each nominee should serve as a director, is provided below.
Matthew Blank serves as a member of our Board and has held such position since August 2020. He currently serves, since December 2022 through present, as a Senior Advisor at Raine Group, where he previously served as a Senior Advisor from September 2021 through September 2022. Mr. Blank served as Interim CEO of AMC Networks from September 2021 through September 2022. He also recently served, from January 1, 2018 to December 31, 2018, as an advisor to Showtime Networks Inc. (“Showtime”), a subsidiary of CBS Corporation (NYSE: CBS). Prior to that, in 2016 and 2017, he served as Chairman of Showtime, and from 1995 through 2015, he served as Chief Executive Officer of Showtime. From 1993 to 1995 he was President and Chief Operating Officer of Showtime and from 1988 to 1992 he served as Executive Vice President of Marketing, Creative Services, and Public Affairs. Prior to his service at Showtime, Mr. Blank served for over 12 years in various roles at Home Box Office, Inc., a premium television network, leaving HBO as its Senior Vice President of Consumer Marketing. Mr. Blank served on the board of directors of Geeknet, Inc. from 2010 to 2015. Mr. Blank served on the board of the National Cable Television Association from 1994 to 2017 and as a member of the board of directors of Madison Square Garden Entertainment Corp. (NYSE: MSGE) from November 2019 to September 2021. He also served as a member of the board of directors of the Cable Center until December 2022. Since October 2022, Mr. Blank has served as a member of the board of directors of AMC Networks and also currently serves as a member of the board of directors of Cumulus Media Inc. (NASDAQ: CMLS), The Harlem Children’s Zone, and The Manhattan Theater Club, as well as The Creative Coalition, and The Museum of the Moving Image.
Mr. Blank has extensive corporate management experience in the media industry, as evidenced by his senior management positions at Showtime and HBO, which enables him to offer management and operational insight into a number of functional areas critical to the Company and allows him to bring a unique perspective to his service on our Board. For these reasons, we believe Mr. Blank is qualified to serve on our Board.

Jonathan Huberman serves as a member of our Board and has held such position since October 2020. He is one of two Sponsor Directors (defined below) serving the Board pursuant to the Investor Rights Agreement (defined below). Mr. Huberman served as SAQN’s Chairman, Chief Executive Officer and Chief Financial Officer from its inception until October 2020. He has over 25 years of high-tech business leadership experience. From 2017 to 2019 Mr. Huberman was Chief Executive Officer of Ooyala Global Inc. (“Ooyala”), a provider of media workflow automation, delivery and monetization solutions, which he and Mike Nikzad, SAQN’s Vice President of Acquisitions and a director of SAQN from November 2019 until October 2020, acquired from Telstra in 2018. Together with Mr. Nikzad, Mr. Huberman turned around an underperforming company and sold Ooyala’s three core business units to Invidi Technologies, Brightcove (NASDAQ: BCOV) and Dalet (EPA: DLT), major players in the same sector. Previously, Mr. Huberman served as the Chief Executive Officer of Syncplicity, a SaaS enterprise data management company, which he sourced and acquired from EMC and engineered an exit to Axway (EPA: AXW). Prior to this, from 2013 to 2015, Mr. Huberman was the Chief Executive Officer of Tiburon, an enterprise software company serving the public safety sector which he sold to Tritech Systems, and before that he was the Chief Executive Officer at Iomega Corporation (NYSE: IOM), a consumer and distributed enterprise storage solutions provider. After Iomega was acquired by EMC Corporation in 2008, Mr. Huberman served as President of the Consumer and Small Business Division of EMC. In addition to his experience leading turnarounds and exits at five technology companies, Mr. Huberman spent nine years as an investor for the Bass Family interests where he led investments in private and public companies. He also had senior roles leading the operations of the technology investments of the Gores Group and Skyview Capital. In the last five years he has served and continues to serve as a director of Aculon, Inc., a privately held provider of easy-to-apply nanotech surface-modification technologies, as well as Venture Corporation Limited (SGX: V03), a high-tech design and manufacture firm based in Singapore, and Otonomo Inc., a global vehicle data platform based in Israel. He has also served as CEO of Nogin since August 2022. Mr. Huberman holds a Bachelor of Arts in Computer Science from Princeton University and an MBA from The Wharton School at the University of Pennsylvania.
Mr. Huberman has extensive operational, management and investment experience in the software and technology industries. For these reasons, we believe Mr. Huberman is qualified to serve on our Board.
Mike Nikzad serves as a member of our Board and has held such position since October 2020. He is one of two Sponsor Directors serving the Board pursuant to the Investor Rights Agreement. Mr. Nikzad served as SAQN’s Vice President of Acquisitions since inception and as one of SAQN’s directors from its inception until October 2020. He has since held the same roles with Software Acquisition Group II, a special purpose acquisition company which merged with Otonomo (NASDAQ: OTMO) in October of 2021. He held the same roles with Software Acquisition Group III which merged with Nogin in August 2022. He has over two decades of business leadership experience in software, technology and consumer electronics companies, where he has worked on numerous corporate turnarounds and exits. Mr. Nikzad was President and Chief Operating Officer at Ooyala, a media workflow automation, AdTech and online video delivery technology company, from 2017 until its sale in 2019. Prior to Ooyala, in the last five years Mr. Nikzad has held C-suite positions and led company operations at Syncplicity, a SaaS enterprise data management company and NewNet Communication Technologies, a leading telecommunications and secure payment solutions, as well as serving as an Operating Partner at SilverStream Capital. Prior to this, he also held management and executive positions in EMC Corp’s (NYSE: EMC) Consumer and Small Business division and at Iomega Corporation, a consumer and distributed enterprise storage solutions provider. Mr. Nikzad has a Bachelor of Science degree in Mechanical Engineering from Utah State University and has completed the Stanford GSB Strategic Marketing Management Program.
Mr. Nikzad has extensive operational and management experience in the software and telecommunications industries. For these reasons, we believe Mr. Nikzad is qualified to serve on our Board.

Directors and Executive Officers
Our current directors and management are listed below. Also set forth below are the biographies for all our current directors and executive officers other than the director nominees, which are set forth above.
Name	Age(1)	Position
John Hendricks	71	Chairman of the Board
Clint Stinchcomb	57	President and Chief Executive Officer, Director
Peter Westley	59	Chief Financial Officer and Treasurer
Tia Cudahy	59	Chief Operating Officer, General Counsel and Secretary
Elizabeth Hendricks(2)	40	Director
Patrick Keeley	74	Director
Matthew Blank	72	Director
Jonathan Huberman	57	Director
Mike Nikzad	59	Director
Andrew Hendricks(2)	38	Director
(1)	Ages are as of March 31, 2023.
(2)
John Hendricks, the chairman of our Board, is the father of Elizabeth Hendricks and Andrew Hendricks, two of our directors. Other than as discussed above, there are no family relationships between or among any of our directors or executive officers.

John Hendricks is the founder of Legacy CuriosityStream, served as the manager of Legacy CuriosityStream’s predecessor, CuriosityStream LLC, and has served as the Chairman of the board of directors of Legacy CuriosityStream since September 2018 and as Legacy CuriosityStream’s Chief Editorial Officer since October 2018. Prior to serving as the Chairman of the Board, Mr. Hendricks served as the chairman of Discovery Communications, the global media parent company of Discovery Channel, Animal Planet, TLC and Science, among many other television networks and ancillary businesses and brands, from inception to May 2014. Mr. Hendricks launched Discovery Channel in 1985 as the first cable network in the United States designed to provide high-quality documentary programming enabling people to explore their world and satisfy their curiosity. Mr. Hendricks holds a Bachelor of Arts degree in History and an Honorary Doctorate from the University of Alabama, Huntsville.
Mr. Hendricks has considerable knowledge of our industry and key industry relationships, along with access to capital and esteemed content creators and distributors. For these reasons, we believe Mr. Hendricks is qualified to serve on our Board.
Clint Stinchcomb is the President and Chief Executive Officer of the Company and has served in this role since June 2018. Mr. Stinchcomb also serves as a member of our Board and has held such position since October 2018. Prior to serving as the President and Chief Executive Officer, Mr. Stinchcomb served as Legacy CuriosityStream’s Chief Distribution Officer from May 2017 to June 2018, and as the Chief Executive Officer and co-founder of Poker Central from March 2014 to October 2016. Mr. Stinchcomb has also served as the Founder and Managing Partner of Worldwide Media Group since September 2009. Prior to February 2009, Mr. Stinchcomb served as the Executive Vice President and General Manager of Discovery Communications’ Emerging Television Networks and as the Senior Vice President of Discovery’s New Media Operations and HDTV. Mr. Stinchcomb holds a Bachelor of Arts degree in History from Dartmouth College.
Mr. Stinchcomb has over 25 years of traditional and digital media experience and has played a critical role in the launches and successful growth of several television networks, content franchises and enthusiast brands. For these reasons, we believe Mr. Stinchcomb is qualified to serve on our Board.
Peter Westley has served as the Company’s Chief Financial Officer since May 2022. Prior to joining the Company, Mr. Westley was employed as Partner and Managing Partner at the investment firm, Blum Capital Partners, L.P., from July 2012 until March 2022. Blum Capital is not a parent, subsidiary or Affiliate of the Company. Mr. Westley is a board member of Avid Technology, Inc. He has been a board member since January 2016 and served as Board Chair from May 2018 until May 2022. Avid Technology is not a parent, subsidiary, or Affiliate of the Company. Mr. Westley holds a Bachelor of Arts degree in Government from Dartmouth College and an M.B.A. from the Stanford Graduate School of Business.
Tia Cudahy is the Chief Operating Officer, General Counsel and Secretary of the Company and has served as the Chief Operating Officer of Legacy CuriosityStream from October 2013 through January 2016 and again since

June 2018 to the present, and as the General Counsel from inception through May 2015 and again since May 2017 to the present. Ms. Cudahy worked previously for National Public Radio and as a Deputy General Counsel for Discovery Communications. Ms. Cudahy served as the Chief Strategy Officer from January 2016 to June 2018, and as Executive Vice President from inception to October 2013. Ms. Cudahy also sits on the Board of Directors of ISCA Inc, an agricultural biotech company focused on environmentally friendly methods of pest control, and of the Patrick & Anna M. Cudahy Fund, a not-for-profit foundation. Ms. Cudahy holds a Bachelor of Arts degree from Amherst College and a Juris Doctor degree from The University of Chicago Law School.
Elizabeth Hendricks serves as a member of our Board and has held such position since October 2018. Prior to serving on our Board, Ms. Hendricks served as President of Curiosity Studios, the in-house production function of the Company, from June 2018 to October 2018. Prior to serving as the President of Curiosity Studios, Ms. Hendricks served as the company’s President and Chief Executive Officer from August 2013 to June 2018 and served as Vice President of Hendricks Investment Holdings, LLC from December 2012 to August 2013. Ms. Hendricks currently serves as the president of Hendricks Factual Media. Since 2006, Ms. Hendricks has served as Trustee of the John and Maureen Hendricks Charitable Foundation, a non-profit organization that has contributed over $35 million to a wide variety of causes, from basic social services to science research. Ms. Hendricks holds a Bachelor of Arts degree in History from Princeton University.
As the executive responsible for taking Legacy CuriosityStream from incubation to launch, we believe Ms. Hendricks is qualified to serve on our Board.
Patrick Keeley serves as a member of our Board and has held such position since November 2018. Since May 2008, Mr. Keeley has been the Senior Managing Director of Investment Banking at Stifel, Nicolaus & Company, Incorporated (“Stifel”), and since January 2017, Mr. Keeley has also served as Vice Chairman - Investment Banking of Stifel. Mr. Keeley served as the Co-Head of Investment Banking at Stifel from May 2008 to January 2017. Prior to joining Stifel, Mr. Keeley held various positions at Friedman, Billings & Ramsey, including Managing Director, Co-Head of Investment Banking and Executive Vice President. Prior to joining Friedman, Billings & Ramsey, Mr. Keeley was a partner at the law firm Fulbright & Jaworski, where Mr. Keeley worked from 1977 to 1997. Mr. Keeley holds a Bachelor of Arts degree in Business Administration from Georgetown University and a Juris Doctor degree from Fordham University. Mr. Keeley was originally appointed to our Board pursuant to an agreement between us and Stifel.
Mr. Keeley has extensive insight, experience and expertise in finance. For this reason, we believe Mr. Keeley is qualified to serve on our Board.
Andrew Hendricks serves as a member of our Board and has held such position since January 2021. Mr. Hendricks is currently Vice President of Hendricks Investment Holdings LLC (HIH) and is responsible for exploring venture investments in advanced media, digital technologies, and hospitality. Mr. Hendricks is also President and CEO of Experius VR, a company he founded in 2015 to develop virtual and augmented reality media experiences. Through his leadership of Experius VR, Mr. Hendricks pioneered the use of 360-video for television commercial development in 2016 for several brands in a variety of industries. With Mr. Hendricks’s guidance, Experius VR became a leader in hyper-realism and photogrammetric environments leading to the company’s advancements in Volumetric Video and Spacial Interactivity, leading to production of the highly-rated “Nefertari’s Tomb: Journey to Eternity” and “Tutankhamun: Enter the Tomb” experiences. “Tutankhamun: Enter the Tomb” premiered at the Saatchi Gallery in London as part of the King Tutankhamun Exhibit and subsequently won the Advanced Imaging Society’s Lumiere Award for Best VR Education/Museum Experience. Mr. Hendricks is also a partial owner of Experious I LLC, and the founder of Driven Experiences, a high-performance off-road driving school that works with automotive manufacturers providing advanced vehicle training, recovery, and safety. Mr. Hendricks attended the University of North Carolina, Chapel Hill.
Mr. Hendricks has extensive entrepreneurial experience in advanced media, including 360-video, augmented reality and immersive VR. For these reasons, we believe Mr. Hendricks is qualified to serve on our Board.

PROPOSAL NO. 2 - APPROVAL OF CANCELLATION OF STOCK OPTIONS AND
REPLACEMENT THEREOF WITH RESTRICTED STOCK UNITS
Subject to stockholder approval required under the Omnibus Incentive Plan, the Board has approved the cancellation of vested and unvested “underwater” stock options granted to employees, including certain executive officers named herein, who agree to the cancellation of their stock options, and the replacement thereof with restricted stock units, or RSUs, that may be settled for shares of our Common Stock under the Omnibus Incentive Plan.
Overview
Of the stock options granted under the Omnibus Incentive Plan and currently outstanding, all are out-of-the-money and have exercise prices that are higher than the current market price of the Company’s Common Stock as of April 13, 2023. These awards are commonly referred to as being “underwater.” As a result, existing awards of stock options may not meet the Company’s goal of retaining the executive officers and employees holding such stock options. Approximately 92% of the outstanding “underwater” stock options eligible for the Proposed Equity Adjustment (as defined below) are held by three of our executive officers, including our Chief Executive Officer, Clint Stinchcomb, who holds 72% of such stock options. In total, 30 of our 65 employees (as of the date of this proxy statement), including the executive officers referred to above, hold “underwater” stock options.
To better enable the Company to use the Omnibus Incentive Plan to serve as an engagement and retention tool, the Board has, subject to approval of this Proposal by the stockholders, approved the cancellation of the “underwater” stock options granted to our employees and executive officers and replacement thereof with RSUs of approximately equal fair value for each employee who agrees to the cancellation of their stock options (the “Proposed Equity Adjustment”), in accordance with the terms of the Omnibus Incentive Plan. Employees who agree to the cancellation of their stock options will receive a number of RSUs such that the fair value of RSUs received will approximately equal the fair value of the options (as determined by an independent valuation firm) cancelled based on the fair value of the Company’s Common Stock at the time of the award of the RSU. All cancelled stock options that are vested as of the date of the Proposed Equity Adjustment will be replaced with RSUs that will vest on the first anniversary of the Proposed Equity Adjustment. All cancelled stock options that are unvested as of the date of the Proposed Equity Adjustment will be replaced with RSUs that will have the same vesting schedule as such cancelled stock options.
Under the terms of our Omnibus Incentive Plan, to the extent approved in advance by holders of a majority of the shares of Common Stock entitled to vote generally in the election of directors, the Compensation Committee may grant a new equity award in replacement of or upon the cancellation of stock options previously granted.
Reasons for the Proposed Equity Adjustment
We became a public company in October 2020 through a business combination with a special purpose acquisition company. On December 31, 2020, the closing price of our stock was $13.95. Since that time, our stock price has declined significantly. We believe that the decline in our stock price resulted in part from events outside of our control, such as general economic and market conditions, the COVID-19 pandemic and the volatility of the stock market generally. The resulting decline in our stock price has steadily eroded the retentive and incentive value of the stock options granted to our employees, including certain executive officers. For example, on April 13, 2023, our stock closed at $1.12. The weighted-average exercise price of all our outstanding stock options is $7.13. As a result, the Board believes that these stock options, due to the difference between their exercise prices and the current market price of our Common Stock, are no longer effective at providing the incentives and retention value that the Board believes is necessary to attract, retain and motivate highly qualified executive officers and employees and to motivate them to achieve the Company’s strategic, operational and financial goals.
Taking into account the advice of the Company’s outside consultants and other relevant considerations, the Board determined that a program under which, with the employee’s agreement, “underwater” stock options would be exchanged for RSUs of approximately equal fair value was in the best interests of the Company and its stockholders and attractive for a number of reasons, as summarized below.
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The Proposed Equity Adjustment will have a positive impact on employee engagement and retention. The RSUs issued in the Proposed Equity Adjustment will replace “underwater” stock options. Unlike the stock options which are substantially “underwater” even though they may be vested, these RSUs may be settled for shares of our Common Stock under our Omnibus Incentive Plan (subject to certain vesting conditions), thus providing an incentive for employees to stay with the Company.

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The Proposed Equity Adjustment will allow us to obtain value for previous compensation expense. We have incurred compensation expense in respect of our current stock option awards, even though those awards no longer have any meaningful retention or incentive effects. The RSUs issued in exchange for the cancelled stock options in the Proposed Equity Adjustment are not expected to result in significant additional compensation expense and therefore will not have an adverse impact on our reported earnings.

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The Proposed Equity Adjustment will reduce our “equity award overhang.” Outstanding stock options cannot be removed from our equity award overhang until they are exercised, expire or are terminated. Those employees that agree to the Proposed Equity Adjustment will receive fewer replacement RSUs in exchange for their surrendered stock options, which will reduce the overall number of shares of Common Stock underlying our outstanding equity awards. Using the fair value of our RSUs of approximately $1.41 per RSU as of March 13, 2023, if all such stock options are cancelled, stock options to purchase approximately 4,614,316 shares will be surrendered and cancelled, while only approximately 1,620,901 RSUs will be granted. Accordingly, the Proposed Equity Adjustment could result in a significant reduction in our outstanding equity awards. All stock options that are not cancelled (if an employee does not agree to the Proposed Equity Adjustment, for example) will remain outstanding and in effect, in accordance with their existing terms.

After a thorough consideration of the potential benefits of the Proposed Equity Adjustment as described above, we determined that the cancellation of “underwater” stock options and replacement thereof by a lesser number of RSUs of approximately equal fair value was the most attractive means available to us to restore employee engagement and retention through the Omnibus Incentive Plan.
Other Alternatives Considered
When considering how best to continue to incentivize and reward our employees who hold “underwater” stock options, the Board engaged the Company’s compensation consultant to help review and evaluate strategies to address this issue. These strategies included the Proposed Equity Adjustment and other alternatives, including the following:
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Increasing cash compensation. To replace equity incentives, we considered whether we could substantially increase bonus cash compensation. However, significant increases in cash compensation would substantially increase our compensation expenses and reduce the cash available for other initiatives, which could adversely affect our business and operating results.

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Granting additional equity awards. We also considered special grants of additional stock options at the current market price. However, these additional grants could substantially increase our overhang and the dilution to our shareholders and may not adequately or meaningfully address employee retention, motivation and morale issues associated with these prior awards.

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Exchanging stock options for cash. We also considered implementing a program to exchange “underwater” stock options for cash payments. However, an exchange program for cash would also increase our compensation expenses and reduce our cash flow from operations, which could adversely affect our business and operating results. In addition, we do not believe that such a program would have significant long-term retention value.

•
Exchanging stock options for stock options. We also considered implementing a program to exchange “underwater” stock options for new stock options. However, we believe such a program would not achieve the Board’s desired effect of reducing the amount of overhang from outstanding “underwater” stock options to the same extent—a stock option-for-stock option exchange would require reserving more shares for the potential exercise of such stock options, than the proposed stock option-for-RSU exchange.

The Board believes that the Proposed Equity Adjustment is in the best interests of the Company and the stockholders to restore the intended purpose of maintaining an equity compensation program that effectively attracts, retains, and motivates highly qualified executive officers and employees. The Board believes that the Proposed Equity Adjustment provides a more cost-effective and shareholder-friendly retention and incentive tool than simply issuing additional equity awards or paying cash compensation to effectively retain and motivate our employees. The Proposed Equity Adjustment would also make available an additional approximately three million shares of Common Stock in the Company’s equity reserve pool to grant employees and executive officers under the Omnibus Incentive Plan, while also potentially reducing the dilutive effect of these awards.

The Proposed Equity Adjustment will result in providing these employees and executive officers with a number of RSUs such that the fair value of RSUs received will approximately equal the fair value of cancelled stock options. The Board believes that given the current market price of the Company’s Common Stock in relation to historic stock option exercise prices, the Company is more likely to retain and motivate such employees and certain executive officers by implementing the Proposed Equity Adjustment because the Board believes that such employees and certain executive officers would be more likely to realize the economic returns associated with RSUs than with the stock options currently outstanding.
Material Terms of the Proposed Equity Adjustment
Implementation of the Proposed Equity Adjustment. If this Proposal is approved, within 30 days of such approval, the Company intends to cancel all “underwater” stock options outstanding and held by employees under the Omnibus Incentive Plan who agree to such cancellation and grant to those same employees a number of RSUs of approximately equal fair value of the stock options cancelled. Based on the closing price of the Company’s stock on March 13, 2023, the Company expects that the exchange ratio of stock options cancelled to RSUs granted for each employee would range from 1.7:1 to 3.3:1, depending on the terms of the stock options held by such employee. The Board will retain the authority, in its sole discretion, to terminate or postpone the Proposed Equity Adjustment at any time prior to July 14, 2023. After such time, if the Proposed Equity Adjustment has not yet been implemented, the Company shall again seek stockholder approval for any implementation of the Proposed Equity Adjustment. Stockholder approval of the Proposed Equity Adjustment applies only to the transaction described in this Proposal with respect to options granted prior to May 22, 2022.
Stock Options Eligible for the Proposed Equity Adjustment. Stock options held by employees and executive officers granted under the Omnibus Incentive Plan which were granted at an exercise price per share above that of the Company’s Common Stock on the date of the cancellation will be eligible for the Proposed Equity Adjustment. As of June 14, 2023, we anticipate that such stock options are held by 30 employees, three of whom are executive officers of the Company, representing a total of 4,614,316 stock options that are exercisable to purchase the same number of shares of the Company’s Common Stock.
Restricted Stock Units Granted in the Proposed Equity Adjustment. The RSUs to be granted under this Proposal will be granted under the Omnibus Incentive Plan. All cancelled stock options that are vested as of the date of the Proposed Equity Adjustment will be replaced with RSUs that will vest on the first anniversary of the Proposed Equity Adjustment. All cancelled stock options that are unvested as of the date of the Proposed Equity Adjustment will be replaced with RSUs that will have the same vesting schedule as such cancelled stock options.
Treatment of Cancelled Stock Options. Shares previously subject to the stock options cancelled in connection with the Proposed Equity Adjustment will be added back to the pool of shares available for grant under the Omnibus Incentive Plan and may be subsequently granted.
U.S. Federal Income Tax Consequences. The following is a summary of the anticipated material U.S. federal income tax consequences of the Proposed Equity Adjustment. The law and regulations themselves are subject to change, and the U.S. Internal Revenue Service is not precluded from adopting a contrary position. This summary does not discuss all of the tax consequences that may be relevant to eligible persons in light of their particular circumstances, nor is it intended to be applicable in all respects to all categories of optionholders. We believe that the exchange of “underwater” stock options for RSUs pursuant to the Proposed Equity Adjustment should be treated as a non-taxable exchange, and we and employees agreeing to the cancellation of their stock options generally should recognize no income for U.S. federal income tax purposes upon the surrender of “underwater” stock options and the grant of RSUs. However, the optionholders generally will have taxable ordinary income when and if the shares underlying the RSUs vest and are issued to them. The optionholders may also have taxable capital gains when the optionholder sells the shares underlying the RSUs.
Effect on Stockholders
We are not able to predict the impact that the Proposed Equity Adjustment will have on your interest as a stockholder. We cannot predict when or if the holders of the stock options proposed to be cancelled would exercise such stock options or the market price of our Common Stock. Likewise, we cannot predict whether the RSUs granted will ultimately vest or any reason why such RSUs may not vest or may be forfeited or cancelled. In addition, the Proposed Equity Adjustment is intended to reduce the need to grant supplemental stock options to remain competitive with other employers.

Impact of the Proposed Equity Adjustment on Certain of our Executive Officers
The following table indicates, as of March 13, 2023, the number of shares subject to the stock options held by certain of our executive officers and all non-executive officer employees after giving effect to the Proposed Equity Adjustment, assuming such adjustment occurred on March 13, 2023:
	Current Stock Options			New RSUs
Name and Position	Stock Options Outstanding	Weighted- Average Exercise Price Per Share	Weighted Average Remaining Life (Years)	Fair Value of RSUs Issued(1)	RSUs Issued
Clint Stinchcomb (Chief Executive Officer)	3,344,291	$7.73	6.43	$1,585,942	1,124,782
Peter Westley (Chief Financial Officer)	271,904	$1.75	6.43	224,428	159,169
Tia Cudahy (Chief Operating Officer and General Counsel)	613,434	$7.78	5.40	261,058	185,148
Executive Officer Total	4,229,629	$7.35	6.34	$2,071,428	1,469,099
Non-Executive Officer Employee Total	384,687	$4.81	5.99	$214,043	151,806
Total	4,614,316	$7.14	6.31	$2,285,471	1,620,905
(1)
The fair value of each RSU issued in connection with the Proposed Equity Adjustment is $1.41 per RSU. The fair value of RSUs issued in connection with the Proposed Equity Adjustment is intended to be equal to the fair value of the stock options currently outstanding.

Interest of Certain Persons in or Opposition to Matter to be Acted Upon
In considering the recommendation of the Board with respect to the approval of the Proposed Equity Adjustment, stockholders should be aware that the executive officers identified herein have direct interests in the adoption of this proposal, which may present them with conflicts of interest in connection with the recommendation and adoption of this proposal. As discussed above, our employees (including the mentioned executive officers) who agree to exchange stock options for RSUs will be impacted by the Proposed Equity Adjustment. Therefore, in recommending adoption of this proposal to our stockholders, the Board recognizes, and our stockholders should be aware, that approval of this proposal is expected to benefit the executive officers identified herein.
Vote Required for Approval
Pursuant to the terms of the Omnibus Incentive Plan, the Proposed Equity Adjustment must be approved by holders of a majority of the shares of Common Stock entitled to vote generally in the election of directors.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE PROPOSAL TO PERMIT THE CANCELLATION OF STOCK
OPTIONS AND REPLACEMENT THEREOF WITH RESTRICTED STOCK UNITS.

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Subject to stockholder ratification, the Audit Committee of the Board has appointed the firm of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2023. Although ratification is not required by law, our Board believes that stockholders should be given the opportunity to express their view on the subject. While not binding on the Audit Committee, if the stockholders do not ratify this appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of EY is expected to participate in the Annual Meeting, and this representative will be provided with an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of stockholders, if any. EY has served as our independent registered public accounting firm since 2019, inclusive of serving as Legacy CuriosityStream’s independent registered public accounting firm prior to its business combination with a special purpose acquisition company.
Vote Required for Approval
The affirmative vote of a majority of the votes cast by the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of EY as the Company’s independent registered public accounting firm.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF EY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.
Fees Paid to Independent Registered Public Accounting Firm
The following table provides information regarding the fees paid to EY during the fiscal years ended December 31, 2022 and 2021:
	Fiscal Year Ended December 31,	Fiscal Year Ended December 31,
	2022	2021
Audit fees(1)	$1,046,000	$1,196,081
Audit related fees(2)	—	—
Tax fees(3)	$412,575	$236,287
All other fees(4)	$5,020	$2,515
Total fees	$1,463,595	$1,434,883
(1)
Audit Fees. Audit fees consist of fees and expenses billed for professional services rendered for the audit of our consolidated financial statements, reviews of interim financial information and services that only the Company’s independent registered public accounting firm can reasonably provide, such as services associated with SEC registration statements or other documents issued in connection with securities offerings (including consents and comfort letters). The aggregate fees billed in 2021 also include fees related to audit services provided by EY in connection with an underwritten public offering of our Common Stock.

(2)	Audit-Related Fees. Audit-related fees include fees associated with due diligence services related to acquisitions and attestation services not required by statute or regulation.
(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)
All Other Fees. All other fees consist of fees billed for products and services provided by EY other than those disclosed above, which relate to subscription fees paid for access to online accounting research software applications.

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent auditors and, pursuant to the Audit Committee charter, all auditor engagements must be approved in advance by the Audit Committee. All of the services provided to the Company by EY during fiscal year 2022 were pre-approved by the Audit Committee.

CORPORATE GOVERNANCE AND BOARD MATTERS
Our business affairs are managed under the direction of our Board. Our Board consists of eight (8) directors. The number of directors is fixed by our Board, subject to the terms of our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (our “Bylaws”). When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience, as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Our Board is classified into three classes, each comprising as nearly as possible one-third of the directors to serve three-year terms. As Class I directors, each of Andrew Hendricks, Elizabeth Hendricks and Patrick Keeley will serve until our 2024 annual meeting; as Class II directors, each of John Hendricks and Clint Stinchcomb will serve until the 2025 annual meeting, and as Class III directors, each of Matthew Blank, Jonathan Huberman and Mike Nikzad will serve until this 2023 Annual Meeting, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.
Concurrently with the closing of the business combination in 2020, the Company entered into an Investor Rights Agreement with Legacy CuriosityStream, Software Acquisition Holdings LLC, a Delaware limited liability company and the Company’s former sponsor (the “Sponsor”), HFM and officers and directors of Legacy CuriosityStream. Under the Investor Rights Agreement, the Company agreed to nominate two individuals designated by the Sponsor for election as members of the Board (each a “Sponsor Director”) if, at such time, the Board does not contain a Sponsor Director and the Sponsor and its affiliates (the “Sponsor Entities”) together continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination. Further, under the Investor Rights Agreement, HFM and the officers and directors of Legacy CuriosityStream must vote in favor of, or otherwise consent to, the election or appointment of a Sponsor Director at any meeting of the stockholders under the terms set forth above. If the Sponsor does not elect to nominate two Sponsor Directors, the Company must permit the Sponsor to select one non-voting observer to participate in any Board meeting (including any committee thereof), for so long as the Sponsor Entities continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination. Once the Sponsor Entities collectively own less than 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination, these board designation rights terminate; provided, however that the Company may not take any action to remove or replace any Sponsor Director from the Board until the normally scheduled expiration of such Sponsor Director’s term.
In the case of a vacancy on the Board created by the death, disability, disqualification, removal or resignation of a Sponsor Director, the Company must notify the Sponsor of such vacancy and nominate an individual timely designated by the Sponsor for election to fill the vacancy, provided that such nomination would not constitute a breach of the Board’s fiduciary duties or applicable law.
Director Independence
Pursuant to the listing standards of The Nasdaq Capital Market (“NASDAQ”), we are required to have a board of directors comprised of a majority of independent directors. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of our Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Our Board has determined that each of John Hendricks, Elizabeth Hendricks, Patrick Keeley, Matthew Blank, Jonathan Huberman, Mike Nikzad and Andrew Hendricks is independent within the meaning of Rule 5605(a)(2) of the NASDAQ Listing Rules. In making that determination, the Board considered (i) John Hendricks’ interest in the Company, (ii) the family relationships between John Hendricks, Elizabeth Hendricks and Andrew Hendricks, (iii) Elizabeth Hendricks’, Jonathan Huberman’s and Mike Nikzad’s past employment with Legacy CuriosityStream and Software Acquisition Group, Inc. (“SAQN”), respectively, (iv) Patrick Keeley’s employment with Stifel, and (v) Andrew Hendricks’ ownership of Experius LLC. In addition, we are subject to the rules of the SEC and the NASDAQ relating to the membership, qualifications, and operations of the audit committee, as discussed below.

Board Leadership Structure and Role in Risk Oversight
Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chair of the Board roles is driven by our needs at any point in time. As a result, no policy exists requiring combination or separation of these leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for us at any given time.
Our Board oversees the risk management activities designed and implemented by our management. Our Board executes its oversight responsibility both directly and through its committees. Our Board also considers specific risk topics, including risks associated with our strategic initiatives, business plans and capital structure. Our management, including our executive officers, is primarily responsible for managing the risks associated with operation and business of the Company. Our president and chief executive officer and other executive officers will regularly report to the non-executive directors and the audit, compensation and nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. Our Board committees also consider risk as they perform their respective committee responsibilities and report to the Board as appropriate, including when a matter rises to the level of a material or enterprise risk. We believe that the leadership structure of our Board provides appropriate risk oversight of our activities.
Board Diversity
The following tables set forth the diversity of our Board:
Board Diversity Matrix (as of April 14, 2023)
Total Number of Directors	8
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	4	—	3
Part II: Demographic Background
White	1	4	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	3
Board Diversity Matrix (as of July 21, 2022)
Total Number of Directors	8
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	4	—	3
Part II: Demographic Background
White	1	4	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	3
Meetings and Committees of the Board
Our Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and its standing committees. The standing committees of our Board consist of an audit committee, a compensation committee and a nominating and corporate governance committee. Our Board may from time to time establish other committees.
The Board met twelve times during the fiscal year ended December 31, 2022. The Audit Committee met five times during the fiscal year ended December 31, 2022. The Compensation Committee met six times during the fiscal year ended December 31, 2022. The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2022. We expect our directors to attend all board meetings and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. No director attended less than 75 percent of the total number of meetings of the Board and the Board committees of which the director was a member during 2022. Although we do not have any formal policy regarding director attendance at stockholder meetings, we attempt to schedule meetings so that all directors can attend. Each of our directors attended last year’s annual stockholders meeting.
Audit Committee
Our Audit Committee consists of Jonathan Huberman, who serves as the committee’s chairperson, Patrick Keeley and Mike Nikzad. Each member of the Audit Committee qualifies as an independent director under the NASDAQ corporate governance standards and the independence requirements of Rule 10A-3 under the Exchange Act. Each member of the audit committee qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NASDAQ.
The purpose of the Audit Committee is to prepare the audit committee reports required by the SEC to be included in our proxy statements and to assist our Board in overseeing and monitoring (1) the quality and integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, (4) the performance of our internal audit function and (5) the appointment, retention, compensation and performance of our independent registered public accounting firm.
The written charter for the Audit Committee is available on our website at https://investors.curiositystream.com/.
Compensation Committee
Our Compensation Committee consists of Patrick Keeley, who serves as the committee’s chairperson, Elizabeth Hendricks, Jonathan Huberman and Andrew Hendricks. Each member of the Compensation Committee qualifies as an independent director under the NASDAQ corporate governance standards.
The purpose of the Compensation Committee is to assist our Board in discharging its responsibilities relating to (1) setting our compensation program and compensation of our executive officers and directors, (2) monitoring our incentive and equity-based compensation plans and (3) preparing the compensation committee reports required to be included in our proxy statements under the rules and regulations of the SEC once we are no longer considered a smaller reporting company for SEC reporting purposes.
The written charter for the Compensation Committee is available on our website at https://investors.curiositystream.com/.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Matthew Blank, who serves as the committee’s chairperson, Elizabeth Hendricks, Mike Nikzad and Andrew Hendricks. Pursuant to NASDAQ listing standards, we are required to have a nominating and corporate governance committee composed entirely of independent directors. Each member of the Nominating and Corporate Governance Committee qualifies as an independent director under the NASDAQ corporate governance standards.
The purpose of our Nominating and Corporate Governance Committee is to assist our Board in discharging its responsibilities relating to (1) identifying individuals qualified to become new Board members, consistent with criteria approved by the Board, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, (3) identifying Board members qualified to fill vacancies on any Board committee and recommending that the Board appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the Board corporate governance principles applicable to us, (5) overseeing the evaluation of the Board and management and (6) handling such other matters that are specifically delegated to the committee by the Board from time to time. One of the criteria for selecting director nominees is diversity. In considering diversity, the Nominating and Corporate Governance Committee may consider such factors as differences of viewpoint, professional experience, international experience, education, skill, and other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender, and national origin.

The written charter for the Nominating and Corporate Governance Committee is available on our website at https://investors.curiositystream.com/.
Family Relationships
John Hendricks, the chairman of our Board, is the father of Elizabeth Hendricks and Andrew Hendricks, two of our directors. Other than discussed above, there are no family relationships between or among any of our directors or executive officers.
Insider Trading Policy and Hedging Policy
We have adopted an Insider Trading Policy that sets forth restrictions on trading in our securities and prohibits all of our directors, officers and certain employees, as well as any other person having access or potential access to material information, from entering into any purchases, sales, giving away or otherwise trading the Company’s securities while in possession of material nonpublic information about the Company or providing that information to others outside the Company, entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities; short sales; and puts, calls or other derivative securities on the Company’s securities, unless advance approval is obtained from the Company’s General Counsel. Additionally, a director, officer, or certain employee may not hold Company securities in a margin account or pledge Company securities as collateral for a loan, unless advance approval is obtained from the Company’s General Counsel. This policy also applies to the foregoing persons’ family members and friends. This policy was adopted to promote compliance with federal securities laws and applicable Nasdaq requirements. Our Insider Trading Policy allows for purchases or sales of Company securities made in compliance with a written plan that meets the requirements of Rule 10b5-1 of the Exchange Act, and sets forth the applicable trading window periods where directors and designated employees are able to trade in the Company’s securities.
Code of Ethics and Business Conduct
We have adopted a code of business conduct that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at https://investors.curiositystream.com/. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We expect to make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than 10% of a registered class of the Company’s equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in the Company’s equity securities and any changes thereto, and to furnish copies of these reports to the Company. Based solely on our review of the insiders’ forms filed with the SEC and representations made by the directors and executive officers, no insider failed to file on a timely basis a Section 16(a) report during 2022, except for the delinquent filings described below. On April 27, 2022, Clint Stinchcomb filed a late Form 4 in connection with the tax withholding of certain shares in connection with the vesting of restricted stock units on November 5, 2021. On April 27, 2022, Devin Emery filed a late Form 4 in connection with the tax withholding of certain shares in connection with the vesting of restricted stock units on September 24, 2021, October 20, 2021, November 5, 2021 and November 19, 2021. On April 27, 2022, Jason Eustace filed a late Form 4 in connection with the tax withholding of certain shares in connection with the vesting of restricted stock units on September 24, 2021, October 20, 2021, November 5, 2021 and November 19, 2021. On April 27, 2022, Tia Cudahy filed a late Form 4 in connection with the tax withholding of certain shares in connection with the vesting of restricted stock units on September 24, 2021, October 20, 2021 and November 19, 2021.
Consideration and Determination of Executive and Director Compensation
Our Compensation Committee’s responsibilities include, among other things, establishing our general compensation philosophy (and, in consultation with senior management, overseeing the development and implementation of our compensation programs), reviewing and approving annually the corporate goals and objectives applicable to the compensation of our Chief Executive Officer, reviewing and approving or making recommendations to the Board regarding the compensation of all other executive officers, and reviewing all director compensation and benefits for service on the Board and Board committees, as well as recommending any changes to the Board as necessary. To assist with the execution of its duties and responsibilities, the Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant, as necessary.
From time to time, we retain Willis Towers Watson, a leading global advisory firm, as our compensation consultant to review and advise with respect to the compensation structure of the Company and executive compensation matters. We also retain external legal counsel for employment and compensation matters. Willis Towers Watson has provided the Compensation Committee with market information that the Compensation Committee used when determining whether our executive and director compensation is competitive, commensurate, and consistent with market trends for comparable companies. The Compensation Committee is not required to implement, or act consistently with, the advice or recommendations of its compensation consultant or external counsel.
Our Compensation Committee considered, among other things, the factors enumerated by the SEC and NASDAQ for evaluating whether Willis Towers Watson and our external legal counsel were independent and concluded that both were independent and that no conflict of interest existed.
Compensation Committee Interlocks and Insider Participation
Our Compensation Committee consists of Patrick Keeley, who serves as the committee’s chairperson, Elizabeth Hendricks, Jonathan Huberman and Andrew Hendricks. Other than as set forth below, no person who served on the Compensation Committee in the Company’s last completed fiscal year was at any time during fiscal year 2022, or at any other time, one of our officers or employees. Elizabeth Hendricks served as President of Curiosity Studios, the in-house production function of Legacy CuriosityStream, from June 2018 to October 2018. Prior to serving as the President of Curiosity Studios, Ms. Hendricks served as Legacy CuriosityStream’s President and Chief Executive Officer from August 2013 to June 2018. Jonathan Huberman served as SAQN’s Chairman, Chief Executive Officer and Chief Financial Officer from its inception until October 2020. None of our executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board or member of our Compensation Committee.
In addition, since our last fiscal year, members of our Compensation Committee, including any members of their immediate families or persons sharing their households, had direct or indirect material interests in the transactions or currently proposed transactions set forth in “Certain Relationships and Related Party Transactions.”
Stockholder Communications with the Board
Interested parties wishing to communicate with our non-management directors may do so by writing to the Board and mailing or emailing the correspondence to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer and General Counsel. Our General Counsel, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board.

EXECUTIVE COMPENSATION
The following disclosure concerns the compensation of the Company’s named executive officers for the fiscal years ended December 31, 2021 and December 31, 2022.
Summary Compensation Table
The following summary compensation table covers the compensation for the Company’s named executive officers for the fiscal years ended December 31, 2021 and December 31, 2022.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(4)	Option Awards ($)(5)	Nonequity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)	Total ($)
Clint Stinchcomb, President and Chief Executive Officer	2022	$619,500	$—	$—	$—	$309,750	$12,200	$941,450
	2021	$590,000	$—	$—	$—	$540,293	$11,600	$1,141,893

Tia Cudahy, Chief Operating Officer, General Counsel and Secretary	2022	$310,000	$—	$134,943	$314,999	$77,500	$12,350	$849,792
	2021	$290,000	$—	$611,940	$1,095,616	$104,400	$11,600	$2,113,556

Jason Eustace, Chief Financial Officer and Treasurer(1)	2022	$121,632	$—	$104,997	$244,998	$—	$—	$471,627
	2021	$290,000	$—	$259,748	$179,944	$104,400	$11,600	$845,692

Devin Emery, Chief Strategy Officer(2)	2022	$314,962	$—	$299,995	$699,999	$—	$26,867	$1,341,823
	2021	$250,000	$—	$273,315	$386,986	$62,500	$54,569	$1,027,370

Peter Westley, Chief Financial Officer(3)	2022	$188,368	$—	$466,999	$304,999	$90,000	$21,879	$1,072,245
(1)
Jason K. Eustace resigned from the Company effective as of the close of business on May 20, 2022. Upon Mr. Eustace’s resignation, he forfeited all outstanding awards of restricted stock and his options expired unexercised prior to December 31, 2022.

(2)
Prior to being Chief Strategy Officer, Devin Emery served as the Head of Growth, the Chief Product Officer and the Executive Vice President of Content Strategy. Mr. Emery was appointed Chief Strategy Officer in March 2022. Devin Emery resigned from his position as Chief Strategy Officer of the Company, effective as of the close of business on November 13, 2022, and entered into a Services Agreement to provide consulting services through approximately May 15, 2023. Upon Mr. Emery’s resignation, he forfeited all outstanding awards of restricted stock and his options expired unexercised prior to December 31, 2022.

(3)	Peter Westley was hired by the Company and appointed Chief Financial Officer of the Company effective May 21, 2022.
(4)
The amounts reported in this column were calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718-Stock Compensation. For more information concerning the assumptions used for the fiscal year 2022 calculations, see Note 9 to our consolidated financial statements included in “Item 8. Financial Statements and Supplementary Data” in our 2022 Annual Report. The fair value of restricted stock is determined based on the closing price of Common Stock on the grant date.

(5)
The amounts reported in this column represent the grant-date fair value of option awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718-Stock Compensation. For more information concerning the assumptions used for the fiscal year 2021 calculations, see Note 9 to our consolidated financial statements included in “Item 8. Financial Statements and Supplementary Data” in our 2022 Annual Report. The fair value of stock options is determined using a Black-Scholes pricing model on the grant date.

(6)	The amounts reported in this column represent the bonus paid to named executive officers for the year indicated, which is tied to the achievement of certain performance measures of the Company.
(7)
Includes company contributions to the CuriosityStream 401(k) plan for each executive other than Peter Westley; for Devin Emery, housing payments in 2021, in an amount equal to $47,176, and in 2022, an amount equal to $18,516; for Tia Cudahy, a $150 phone allowance; and for Peter Westley, travel and hotel reimbursements in an amount equal to $21,879.

Compensation of Officers
Overview
The Company’s policies and philosophies with respect to its executive compensation program are designed to:
•
attract, retain and motivate senior management leaders who are capable of advancing the Company’s mission and strategy and ultimately, creating and maintaining our long-term equity value. Such leaders must engage in a collaborative approach and possess the ability to execute our business strategy in an industry characterized by competitiveness and growth;

•	reward senior management in a manner aligned with our financial performance; and
•	align senior management’s interests with our equity owners’ long-term interests through equity participation and ownership.
Decisions with respect to the compensation of our executive officers, including our named executive officers, are made by our Board and the Compensation Committee of our Board.
Compensation for our executive officers has the following components: base salary, cash bonus opportunities, long-term incentive compensation, broad-based employee benefits, and severance benefits. Base salaries, broad-based employee benefits, and severance benefits are designed to attract and retain senior management talent. We also use annual cash bonuses and long-term equity awards to promote performance-based pay that aligns the interests of our named executive officers with the long-term interests of our equity-owners and to enhance executive retention.
The Company uses annual cash incentive bonuses for the named executive officers to motivate their achievement of short-term performance goals and tie a portion of their cash compensation to performance. Near the beginning of each year, the Compensation Committee selects the performance targets, target amounts, target award opportunities and other terms and conditions of annual cash bonuses for the named executive officers, other than Mr. Stinchcomb’s which is set forth in his employment agreement and Mr. Westley’s which has a $90,000 annual minimum bonus. Following the end of each year, the Compensation Committee determines the extent to which the performance targets were achieved and the amount of the award that is payable to the named executive officers.
Employment Agreements
Clint Stinchcomb
Effective as of the Closing of the business combination on October 14, 2020, CuriosityStream and Clint Stinchcomb entered into an employment agreement under which he serves as Chief Executive Officer of CuriosityStream for an initial term of four years, subject to automatic renewal for an additional one-year period unless CuriosityStream or Mr. Stinchcomb provides 180 days’ prior written notice that the initial term shall not be extended. Pursuant to his employment agreement, Mr. Stinchcomb received an initial base salary of $490,000, with annual increases of at least 5% each year. The employment agreement provides that if CuriosityStream’s revenue for the year ending December 31, 2021 were $75,000,000 or more, then Mr. Stinchcomb’s base salary would increase to $690,000; and if CuriosityStream’s revenue for the year ending December 31, 2022 were $140,000,000 or more, then Mr. Stinchcomb’s base salary would increase to $790,000. For purposes of the employment agreement “revenue” means CuriosityStream’s total revenue, calculated in accordance with CuriosityStream’s customary accounting practices.
Pursuant to the terms of his employment agreement, Mr. Stinchcomb is eligible to receive a bonus based on a formula and performance criteria approved by the Compensation Committee; provided that the target cash bonus is 100% of his base salary, subject to performance conditions described hereafter and his continued employment through December 31 of the applicable performance year. Mr. Stinchcomb’s 100% annual bonus target shall be divided equally between CuriosityStream’s achievement of revenue targets (with such revenue targets being $71,000,000 for the year ending on December 31, 2021, and $136,000,000 for the year ending on December 31, 2022) and net income or loss targets, which shall be determined for calendar years 2021 and 2022 following consultation with the Compensation Committee prior to the beginning of each calendar year. The performance criteria for the years following the year ending on December 31, 2022, shall be established by the Compensation Committee in consultation with Mr. Stinchcomb. Mr. Stinchcomb shall be entitled to his bonus for the last year of his employment, regardless of his separation date, unless he is terminated for “cause” or resigns without “good reason” (each as defined in the employment agreement).

The employment agreement also provides that, upon a “change in control” (as defined in the employment agreement) of CuriosityStream at a valuation of $1 billion or more prior to October 14, 2023, Mr. Stinchcomb will be entitled to a bonus equal to $2,000,000, subject to Mr. Stinchcomb’s continued employment by CuriosityStream at the time of the change in control or Mr. Stinchcomb’s termination without “cause” or for “good reason” within the six (6) months prior to the change in control.
On November 5, 2020, pursuant to the employment agreement, Mr. Stinchcomb was granted Company options and restricted stock units, which, when taken together with the stock options issued to Mr. Stinchcomb prior to and in connection with the business combination, entitled Mr. Stinchcomb to approximately 5.9% of the Company’s Common Stock, calculated on a fully diluted basis on the closing date of the business combination. If Mr. Stinchcomb is terminated without “cause” or resigns for “good reason,” or dies or becomes disabled, all unvested equity awards shall accelerate and become immediately exercisable.
If Mr. Stinchcomb’s employment is terminated because of death or “disability” (as defined in the employment agreement), he will be entitled to receive a prorated portion of the bonus due for the year of separation and based on actual Company performance. If Mr. Stinchcomb’s employment is terminated by CuriosityStream without cause or for good reason, (i) CuriosityStream shall pay Mr. Stinchcomb his base salary for the balance of the term (such base salary to be determined without any reduction that would result in a good reason termination), but in no event for less than eighteen (18) months or in excess of thirty-six (36) months, subject to Mr. Stinchcomb complying with restrictive covenants; (ii) Mr. Stinchcomb will also receive COBRA continuation coverage for CuriosityStream health insurance benefits in which Mr. Stinchcomb and his immediate family participate at the same rate made available to similarly situated senior executives for the remainder of the term of the employment agreement; and (iii) Mr. Stinchcomb will be eligible to receive each annual bonus to which he would have been entitled over the remainder of the initial term or renewal term, as applicable, based on actual performance achieved and with a target of 100% of base salary. Severance under Mr. Stinchcomb’s employment agreement is subject to his execution and non-revocation of a release of claims.
Mr. Stinchcomb’s employment agreement provides that, if he receives payments or benefits that would be subject to the excise tax on excess parachute payments imposed by Section 4999 of the Code, then either (i) such payments shall be delivered in full, or (ii) the aggregate amount of the payments and benefits will be reduced so that the present value of all payments constituting “parachute payments” is equal to 2.99 times his “base amount,” whichever results in the receipt of Mr. Stinchcomb of the greatest amount of payments or benefits on an after-tax basis.
Mr. Stinchcomb is bound by certain restrictive covenant provisions, including confidentiality provisions and (i) non-competition provisions that apply during the term of his employment and for eighteen (18) months following his termination (the “Restricted Period”), (ii) non-solicitation of customer, supplier or vendor provisions and non-solicit of employees and no-hire provisions that apply during the Restricted Period and (iii) non-interference provisions that apply during the Restricted Period.
Tia Cudahy
In January 2019, Legacy CuriosityStream and Hendricks Investment Holdings, LLC (“HIH”), an Affiliate of HFM, entered into an agreement whereby Legacy CuriosityStream would pay Ms. Cudahy an annual base salary of $290,000 as well as an annual cash bonus with a maximum bonus potential of 40% of base salary, subject to achievement of goals in Legacy CuriosityStream’s annual bonus plan and as agreed to by the board of directors of Legacy CuriosityStream each year, and HIH would pay Ms. Cudahy $50,000 through November 20, 2019 for completion and transition of her duties for HIH. Ms. Cudahy’s compensation plan provided for the grant of options to purchase 420,000 shares of Legacy CuriosityStream equity. Effective January 1, 2022, the Board increased Ms. Cudahy’s base salary to $310,000 and increased her annual cash bonus to 50% of her base salary.
Peter Westley
Mr. Westley entered into an offer letter with the Company effective May 21, 2022, which provides for an annual rate of base salary of $310,000 and an annual incentive target of 50% of his annual base salary, with the annual incentive amount to be calculated based on the Company’s performance against approved budgets and business goals and prorated to reflect the portion of the year in which Mr. Westley was employed by the Company, but will not be less than $90,000 in any given year, including 2022. In addition, Mr. Westley is reimbursed for housing expenses in Silver Spring, Maryland and the cost of two round trip air fares per month between San Francisco, California and the Company’s offices in Maryland. Pursuant to the offer letter, Mr. Westley would not be eligible to participate in the Executive Severance Plan; however, upon the termination of the Executive Severance Plan, the Severance Pay Plan was amended to permit named executive officers (other than Mr. Stinchcomb, who is a party to an employment agreement which provides for severance payments) to participate. Pursuant to the offer letter, Mr. Westley also received an equity grant under the Company’s 2020 Omnibus Incentive Plan (the “Omnibus Incentive Plan”).
Devin Emery Services Agreement
Effective as of November 16, 2022, and following his resignation from the Company, Mr. Emery entered into a services agreement (the “Services Agreement”) which provides that Mr. Emery will provide advisory services to the Company, on an as-needed basis, with respect to content and marketing strategy through May 15, 2023. The Services Agreement provides for Mr. Emery to receive fees of approximately $150,000 in the aggregate through the term of the agreement. Mr. Emery will not receive retention payments or incentive compensation in connection with his ongoing advisory services. Mr. Emery is subject to restrictive covenants under the Services Agreement, including covenants relating to confidentiality, non-disparagement and non-solicitation. From November 16, 2022 through December 31, 2022, the Company paid $37,500 to Mr. Emery under the Services Agreement.
Equity Grants to Executive Officers
Legacy CuriosityStream Stock Option Plan and Treatment in the business combination
Prior to the business combination, Legacy CuriosityStream had issued equity awards under the Legacy CuriosityStream Stock Option Plan to provide for the grant of equity-based awards to employees, non-employee directors and consultants. The maximum aggregate number of shares that could be issued under the Legacy CuriosityStream Stock Option Plan was 4,200,000 shares of Legacy CuriosityStream Common Stock, plus any shares that became available upon forfeiture of outstanding awards, subject to adjustment in the event of a stock split, combination of shares, recapitalization, reclassification, merger or reorganization. The Legacy CuriosityStream Stock Option Plan permitted the grant of incentive stock options to employees and/or non-statutory stock options to employees, non-employee directors or consultants/advisors. If the applicable executive officer’s service with Legacy CuriosityStream is terminated other than for cause at any time during the six (6) month period after a “change in control” (as defined therein), the stock options will immediately become fully vested and exercisable. Pursuant to the terms set forth in the option agreements prior to the business combination, if the applicable executive officer’s employment is terminated, the shares subject to option will be subject to Legacy CuriosityStream’s right to repurchase such shares at their fair market value on the date of repurchase. The stock options are subject to forfeiture if the applicable executive officer violates the Legacy CuriosityStream standards of conduct.
The Legacy CuriosityStream Stock Option Plan was terminated in connection with the business combination. Each Legacy CuriosityStream stock option that was outstanding and unexercised immediately prior to the effective time of the business combination was automatically converted into the right to receive an option to purchase shares of Common Stock of the Company (the “Company Options,” and such automatic conversion the “Merger Conversion”), with the number of shares and the exercise price adjusted in connection with the Merger Conversion as set forth in the business combination Agreement. The Company Options were granted pursuant to the Omnibus Incentive Plan but retained the vesting and exercise terms and conditions applicable to the Legacy CuriosityStream stock options immediately prior to the effective time of the business combination.
Pursuant to the terms of the merger agreement in the business combination, if the employment of Tia Cudahy, Jason Eustace or Devin Emery is terminated by the Company other than for “cause” (defined therein) or by the executive with “good reason” (defined therein), in each case during the two-year period following the effective date of the business combination (October 14, 2022), then the Company Options held by such executive as of immediately prior to the closing of the business combination would automatically become fully vested and remain outstanding and exercisable until the earlier of (i) three (3) months after the effective date of the termination of such executive’s employment and (ii) the expiration of the term of such option. Upon their separations from employment with the Company, Mr. Eustace and Mr. Emery’s unvested Company Options were forfeited and were not accelerated.
The Omnibus Incentive Plan
Stock-based awards may be granted to employees, non-employee directors and consultants of the Company and its subsidiaries under the Omnibus Incentive Plan, which was adopted by our Board and approved by the Company’s stockholders on October 12, 2020. Awards under the Omnibus Incentive Plan may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights (“SARs”), other stock-based awards and dividend equivalents. 7,725,000 shares of Common Stock were authorized for issuance under the Omnibus Incentive Plan, subject to adjustment in the event of any stock dividend, stock split or any recapitalization, merger other similar transaction affecting our Common Stock specified in the Omnibus Incentive Plan. 1,504,027 shares remain available for issuance and use as of April 14, 2023.
Unless set forth in a participant’s award agreement, if a participant’s employment or service terminates due to death or disability, all awards will become exercisable or vested in full. Unless provided in an award agreement, and other than with respect to certain performance awards (described below), no cancellation, acceleration or other payment will occur in connection with a change in control of the Company if the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, and (ii) provide that if a participant’s employment is involuntarily or constructively terminated within the twenty-four (24) months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award or (2) an equal value of liquid shares or equity interests.
Unless provided in an award agreement, upon a change in control, outstanding performance awards will be modified to replace any performance goals with vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the performance goals would have been measured if the change in control had not occurred or, if applicable, the later period of required service following such measurement date, with accelerated vesting if the participant’s employment is involuntarily or constructively terminated within the twenty-four (24) months following the change in control. The number of such alternative awards will be equal to (i) if less than 50% of the performance cycle has elapsed, the target number of performance awards, and (ii) if 50% or more of the performance cycle has elapsed, a number of awards based on actual performance through the date of the change in control if determinable, or the target, if not determinable.
Except as provided above or in an award agreement, upon a change in control: each vested and unvested option or SAR will be cancelled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price, the vesting restrictions applicable to all other unvested awards (other than freestanding dividend equivalents and performance awards) will lapse, and such awards will be cancelled in exchange for a payment equal to the change in control price, the alternative performance awards will be cancelled in exchange for a payment equal to the change in control price, all other awards (other than freestanding dividend equivalents) that were vested prior to the change in control but that have not been settled or converted into shares prior to the change in control will be cancelled in exchange for a payment equal to the change in control price, and all freestanding dividend equivalents will be cancelled without payment therefor.
Stock-Based Awards
In fiscal year 2021, stock options and restricted stock units were granted to Ms. Cudahy, Mr. Emery and Mr. Eustace. On January 4, 2021, the Company made the following equity grants: Ms. Cudahy was granted 152,358 fully vested stock options with an exercise price of $16.42 and 33,629 restricted stock units; Mr. Emery was granted 12,180 restricted stock units; and Mr. Eustace was granted 12,180 restricted stock units. The restricted stock unit grants vest as to 25% of the award on each of the first four anniversaries of the grant date, provided the named executive officer remains employed by the Company or its subsidiaries through such vesting date. On March 25, 2021, each of Ms. Cudahy, Mr. Emery and Mr. Eustace was granted 6,122 stock options with an exercise price of $14.70, and 2,032 restricted stock units. Each of the stock options and restricted stock units granted on March 25, 2021, vests over four years in equal increments of 1/16th of the shares vesting on the last day of every third month, commencing on April 30, 2021, provided the named executive officer remains employed by the Company or its subsidiaries through such vesting date. On April 27, 2021, each of Ms. Cudahy, Mr. Emery and Mr. Eustace was granted 4,758 stock options with an exercise price of $15.00 and the same vesting schedule as the March 25, 2021 stock option grants (including the vesting commencement date of April 30, 2021). On September 20, 2021, each of Ms. Cudahy, Mr. Emery and Mr. Eustace was granted 13,824 stock options with an exercise price of $11.60 and

2,576 restricted stock units. Each of the stock options and restricted stock units granted on September 20, 2021, vests over four years in equal increments of 1/48th of the shares vesting on the 20th day of every month, commencing on October 20, 2021, provided the named executive officer remains employed by the Company or its subsidiaries through such vesting date.
In fiscal year 2022, stock options and restricted stock units were granted to Ms. Cudahy, Mr. Emery, Mr. Eustace and Mr. Westley. On January 1, 2022, the Company made the following equity grants: Ms. Cudahy was granted 92,375 stock options and 22,756 restricted stock units; and Mr. Eustace was granted 71,847 stock options and 17,706 restricted stock units. Each of the stock options had an exercise price of $5.93, and each of the stock options and restricted stock units granted on January 1, 2022 vests in full on the third anniversary of the grant date. On March 30, 2022, Mr. Emery was granted 384,615 stock options with an exercise price of $3.01 and 99,666 restricted stock units. Each stock option and restricted stock unit granted on March 30, 2022 vests over three years in equal increments of 1/3rd vesting on each of the first, second and third anniversary of the grant date. On April 22, 2022, in connection with his service as a non-voting board observer, and prior to his employment, Mr. Westley was granted 50,000 stock options with an exercise price of $2.32. On May 21, 2022, Mr. Westley was granted 221,904 stock options with an exercise price of $1.62 and 288,271 restricted stock units. Mr. Westley’s April 22, 2022 option grant and Mr. Westley’s May 21, 2022 equity grants each vest over four years in equal increments of 1/4th vesting on each of the first four anniversaries of the applicable grant date and vest fully if Mr. Westley’s employment is involuntarily terminated without cause following a change in control (each of “cause” and “change in control” as defined in the Omnibus Incentive Plan).
Mr. Eustace and Mr. Emery forfeited each of the unvested stock options and restricted stock units upon their separation from service with the Company.
Other Compensation
The Company maintains various employee benefit plans, including medical, dental, vision, life insurance and 401(k) plans, severance plan, paid vacation, sick leave and holidays and employee assistance program benefits in which the named executive officers participate.
Severance Plan for Executive Officers and Severance Pay Plan
On October 6, 2021, the Company’s Board adopted the CuriosityStream Inc. Severance Pay Plan for Executive Officers (the “Executive Severance Plan”), which provided severance benefits described below to “Executive Officers” designated under the Executive Severance Plan. Ms. Cudahy, Mr. Eustace and Mr. Emery were designated as Executive Officers under the Executive Severance Plan (and as such were not eligible for the severance pay plan generally available to employees, the CuriosityStream Inc. Severance Pay Plan (the “Severance Pay Plan”)). As noted below, the Company terminated the Executive Severance Plan on November 8, 2022.
Under the Executive Severance Plan, except as provided in the paragraph below, if the Company or its affiliates or subsidiaries terminated an Executive Officer’s employment involuntarily without “cause” (as defined in the Executive Severance Plan), subject to the Executive Officer timely executing and not revoking a release of claims, the Executive Officer would receive severance payments under the Executive Severance Plan equal to the sum of (i) twelve months of the Executive Officer’s monthly rate of base salary (excluding overtime, any incentive pay, any commissions and any other special forms of compensation) paid to the Executive Officer in the pay period immediately prior to his termination date (“Base Pay”), and (ii) for Executive Officers who, but for termination of their employment, would have been eligible to receive an annual bonus, the applicable target annual bonus for the year of the Executive Officer’s termination date (the “Bonus”). These severance benefits would be payable in installments over twelve months in accordance with the Company’s regular payroll practices, with installments beginning on the first payroll date following the release becoming effective; provided, however, that if the severance payment was subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the release and payment period extended over two years, the payments would begin in the second of the calendar years.
Under the Executive Severance Plan, if the Company, or any of its affiliates or subsidiaries, terminated an Executive Officer’s employment involuntarily without cause within the two-year period beginning on the date of a change in control (as defined in the Executive Severance Plan) and ending prior to the second anniversary of the date of a change in control, subject to the Executive Officer timely executing and not revoking a release of claims, the Executive Officer would receive a severance payment under the Executive Severance Plan equal to the sum of (i) twenty-four months of the Executive’s Base Pay and (ii) the Bonus multiplied by two. These severance benefits would be payable in a lump sum on the first payroll date following a release of claims becoming effective; provided, however, that if the change in control severance payment was subject to Section 409A of the Code and the release and payment period extended over two years, the payments would be made in the second of the calendar years.
In each case, the Executive Officer would not be eligible to receive severance benefits under the Executive Severance Plan if the Company determined that the Executive Officer was offered, but refused to accept, another comparable position (including a position with a comparable title level) with the Company or any of its affiliates.
The Executive Severance Plan also provided that if any payment of compensation to or for the benefit of an Executive Officer, either alone or together with other payments and benefits which the Executive Officer received or had a right to receive, would be subject to the excise tax imposed by Section 4999 of the Code, or a deduction would not be allowed to the Company for all or any part of such payments or benefits by reason of Section 280G of the Code, such payments and/or benefits would be reduced, eliminated, or postponed in such amounts as were required to reduce the aggregate “present value” of such payments to one dollar less than an amount equal to three times the Executive Officer’s “base amount” (as “present value” and “base amount” are defined under Section 280G of the Code).
Neither Mr. Eustace nor Mr. Emery received severance payments in connection with their departures under the Executive Severance Plan. At the time of his hiring, Mr. Westley was not an eligible participant under the Executive Severance Plan or the Severance Pay Plan.
As of November 8, 2022, the Company terminated the Executive Severance Plan, and the Severance Pay Plan was amended to allow named executive officers who are not a party to an employment agreement which provides for severance or similar benefits to participate in the Severance Pay Plan. As a result, Ms. Cudahy and Mr. Westley are eligible to participate in the Severance Pay Plan. Under the Severance Pay Plan, if Ms. Cudahy’s or Mr. Westley’s employment is terminated by the Company involuntarily without cause (as defined in the Severance Pay Plan), they would be entitled to a severance payment equal to one month of base pay for each year of service (prorated for partial years of service), with a minimum of 3 months of base pay and a maximum of 12 months of base pay. As of April 13, 2023, Ms. Cudahy has 14 years of service with the Company and its subsidiaries and affiliates and Mr. Westley has 10 months of service. The severance payments are conditioned on the employee executing a release of claims and the payments are made in installments. As the Executive Severance Plan previously provided, the Severance Plan also provides that if any payment of compensation to or for the benefit of an employee, either alone or together with other payments and benefits which the employee had received or had a right to receive, would be subject to the excise tax imposed by Section 4999 of the Code, such payments and/or benefits would be reduced in such amounts as were required to reduce the aggregate “present value” of such payments to one dollar less than an amount equal to three times the employee’s “base amount” (as “present value” and “base amount” are defined under Section 280G of the Code).

Outstanding Equity Awards at Fiscal Year-End
The following disclosure covers the outstanding equity for the Company’s named executive officers for the fiscal year ended December 31, 2022, with the number of securities and exercise prices reflecting the Merger Conversion. Upon Mr. Eustace and Mr. Emery’s resignations, each of them forfeited all outstanding awards of restricted stock and their options expired unexercised prior to December 31, 2022.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)
Clint Stinchcomb	618,561(2)	—	$4.04	November 19, 2028	—	—
	12,051	4,016(3)	$4.04	January 29, 2029	—	—
	236,695	78,898(4)	$4.20	August 1, 2029	—	—
	355,500(5)	—	$11.50	November 2, 2025	—	—
	1,019,285	1,019,285(6)	$8.77	November 2, 2030	—	—
	—	—	—	—	44,131(7)	$50,309
	—	—	—	—	36,729(8)	$41,871
Tia Cudahy	265,098(2)	—	$4.04	November 19, 2028	—	—
	59,175	19,724(4)	$4.20	August 1, 2029	—	—
	152,358(9)	—	$16.42	January 3, 2026	—	—
	—	—	—	—	16,814(10)	$19,168
	2,295(11)	3,827	$14.70	March 24, 2031	1,143(12)	$1,303
	1,784(13)	2,974	$15.00	April 27, 2031	—	—
	4,032(14)	9,792	$11.60	September 19, 2031	1,766(15)	$2,013
	—	92,375(16)	$5.93	January 1, 2032	22,756(17)	$25,942
Peter Westley	—	50,000(18)	$2.32	April 22, 2032	—	—
	—	221,904(19)	$1.62	May 21, 2032	288,271(20)	328,629
(1)	To the extent awarded pre-business combination, the number of securities in this column reflect the Merger Conversion.
(2)
On November 20, 2018, Mr. Stinchcomb and Ms. Cudahy received grants of 618,561 and 265,098 options, respectively, (each as adjusted for the Merger Conversion), which vest in four substantially equal installments on each of November 20, 2019, November 20, 2020, November 20, 2021, and November 20, 2022. These options originally vested based upon service and performance criteria. These performance vesting criteria have been waived by Legacy CuriosityStream.

(3)
On January 30, 2019, Mr. Stinchcomb received a grant of 16,067 options (adjusted for the Merger Conversion), which vests in four substantially equal installments on January 30, 2020, January 30, 2021, January 30, 2022 and January 30, 2023.

(4)
On August 2, 2019, Mr. Stinchcomb and Ms. Cudahy received grants of 315,593 and 78,899 options, respectively, (each as adjusted for the Merger Conversion), which vest in four substantially equal installments on each of August 2, 2020, August 2, 2021, August 2, 2022 and August 2, 2023.

(5)	On November 2, 2020, Mr. Stinchcomb was granted 355,500 options. These options were fully exercisable upon grant.
(6)	On November 2, 2020, Mr. Stinchcomb was granted 2,038,570 options, which vest in four substantially equal installments on November 2, 2021, November 2, 2022, November 2, 2023 and November 2, 2024.
(7)
On November 5, 2020, Mr. Stinchcomb received a grant of 88,263 restricted stock units, which vest in four substantially equal installments on November 5, 2021, November 5, 2022, November 5, 2023 and November 5, 2024. Notwithstanding the foregoing, if Mr. Stinchcomb is terminated without cause, or resigns for good reason, or dies or becomes disabled, all unvested restricted stock units for this grant will become vested and will be settled upon vesting (or within 30 days thereafter).

(8)
On November 5, 2020, Mr. Stinchcomb was granted 73,458 restricted stock units which vest in four substantially equal installments on November 5, 2021, November 5, 2022, November 5, 2023 and November 5, 2024.

(9)	On January 4, 2021, Ms. Cudahy was granted 152,358 options. These options were fully exercisable upon grant.
(10)	On January 4, 2021, Ms. Cudahy was granted 33,629 restricted stock units which vest in four substantially equal installments on January 4, 2022, January 4, 2023, January 4, 2024 and January 4, 2025.
(11)
On March 25, 2021, Ms. Cudahy was granted 6,122 stock options, which vest over four years in substantially equal increments of 1/16th of the shares vesting on the last day of every third month, commencing on April 30, 2021.

(12)
On March 25, 2021, Ms. Cudahy was granted 2,032 restricted stock units, which vest over four years in substantially equal increments of 1/16th of the shares vesting on the last day of every third month, commencing on April 30, 2021.

(13)
On April 27, 2021, Ms. Cudahy was granted 4,758 stock options, which vest over four years in substantially equal increments of 1/16th of the shares vesting on the last day of every third month, commencing on April 30, 2021.

(14)
On September 20, 2021, Ms. Cudahy was granted 13,824 stock options, which vest over four years in substantially equal increments of 1/48th of the shares vesting on the 20th day of every month, commencing on October 20, 2021.

(15)
On September 20, 2021, Ms. Cudahy was granted 2,576 restricted stock units, which vest over four years in substantially equal increments of 1/48th of the shares vesting on the 20th day of every month, commencing on October 20, 2021.

(16)	On January 1, 2022, Ms. Cudahy was granted 92,375 stock options, which vest in full on January 1, 2025.
(17)	On January 1, 2022, Ms. Cudahy was granted 22,756 restricted stock units, which vest in full on January 1, 2025.
(18)
On April 22, 2022, Mr. Westley was granted 50,000 stock options, which vest in four equal installments on April 22, 2023, April 22, 2024, April 22, 2025 and April 22, 2026. Notwithstanding the foregoing, if Mr. Westley’s employment is involuntarily terminated without cause following a change in control (each of cause and change in control as defined in the Omnibus Incentive Plan), all unvested stock options for this grant will become vested.

(19)
On May 21, 2022, Mr. Westley was granted 221,904 stock options, which vest in four equal installments on May 21, 2023, May 21, 2024, May 21, 2025 and May 21, 2026. Notwithstanding the foregoing, if Mr. Westley’s employment is involuntarily terminated without cause following a change in control, all unvested stock options for this grant will become vested.

(20)
On May 21, 2022, Mr. Westley was granted 288,271 restricted stock units, which vest in four equal installments on May 21, 2023, May 21, 2024, May 21, 2025 and May 21, 2026. Notwithstanding the foregoing, if Mr. Westley’s employment is involuntarily terminated without cause following a change in control, all unvested restricted stock units for this grant will become vested.

Pension Benefits
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during fiscal year 2022.
Nonqualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during fiscal year 2022.
Company 401(k) Plan
The Company sponsors a tax-qualified Section 401(k) retirement savings plan for all employees who satisfy certain eligibility requirements. Under this plan, participants may elect to make pre-tax contributions to the plan of up to a certain portion of their current compensation, not to exceed the applicable statutory income tax limitation. The Company provides employer matching contributions equal to 100% of the first three percent of employee contributions and equal to 50% of the next two percent of employee contributions.

COMPENSATION OF DIRECTORS
The compensation structure for employees on the Company’s Board are discussed above. Our non-employee directors are compensated with a combination of cash and equity in the Company, with additional compensation for service on Board committees. Other than John Hendricks, who waives any Board compensation for which he is eligible, Board members each receive an annual retainer of $50,000 in cash. For each standing committee of the Board, committee chairs receive $24,000 annually, and committee members who are not the chair receive $13,500 annually. Board members also receive restricted stock units equal in value to the cash compensation each receives under the foregoing calculation. The following table sets forth the total compensation of the Company’s non-employee directors for the fiscal year ended December 31, 2022:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
John Hendricks(1)	$—	$—	$—	$—
Elizabeth Hendricks(2)	$77,000	$76,995	$—	$153,995
Patrick Keeley(3)	$87,500	$87,497	$—	$174,997
Matthew Blank(4)	$74,000	$73,995	$—	$147,995
Jonathan Huberman(5)	$87,500	$87,497	$—	$174,997
Mike Nikzad(6)	$77,000	$76,995	$—	$153,995
Andrew Hendricks(7)	$77,000	$76,995	$—	$153,995
(1)	John Hendricks waived the right to receive any cash retainer or equity award in 2022 in connection with his Board service.
(2)	On January 1, 2022, Ms. Hendricks was granted 12,984 restricted stock units vesting on January 1, 2023. On the grant date, the closing price was $5.93.
(3)	On January 1, 2022, Mr. Keeley was granted 14,755 restricted stock units vesting on January 1, 2023. On the grant date, the closing price was $5.93.
(4)	On January 1, 2022, Mr. Blank was granted 12,478 restricted stock units vesting on January 1, 2023. On the grant date, the closing price was $5.93.
(5)	On January 1, 2022, Mr. Huberman was granted 14,755 restricted stock units vesting on January 1, 2023. On the grant date, the closing price was $5.93.
(6)	On January 1, 2022, Mr. Nikzad was granted 12,984 restricted stock units vesting on January 1, 2023. On the grant date, the closing price was $5.93.
(7)	On January 1, 2022, Mr. Hendricks was granted 12,984 restricted stock units vesting on January 1, 2023. On the grant date, the closing price was $5.93.
Stock-Based Awards for Directors
The Company uses stock-based awards to promote our interests by providing directors with the opportunity to acquire equity interests as an incentive for their remaining in our service and aligning the directors’ interests with those of the company’s equity holders. Stock-based awards are awarded under the Omnibus Incentive Plan. The maximum number of shares subject to awards granted during a single compensation year (that is from one annual meeting of stockholders to the next annual meeting) to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000 in total value.
The Compensation Committee approved grants of restricted stock units to employee and non-employee directors of the Company as of January 1, 2022. The grants to employee directors of the Company are discussed in “Compensation of Officers - Stock-Based Awards.” The restricted stock units for the non-employee directors were all fully vested as of January 1, 2023, with settlement on the vesting date or within 30 days thereafter. The restricted stock units are subject to the terms and conditions of the Omnibus Incentive Plan and a restricted stock unit agreement. The number of restricted stock units granted to each non-employee director are included in the table above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of each transaction since our last two fiscal years and each currently proposed transaction in which:
•	we were or are to be a participant;
•	the amount involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, beneficial holders of more than 5% of our capital stock, or any member of their immediate family or person sharing their household had or will have a direct or indirect material interest.

Jupiter Entertainment Agreement
Clint Stinchcomb, our President and Chief Executive Officer and a member of our Board, serves as the managing director of Worldwide Media Group, LLC (“WMG”). WMG is party to a joint venture agreement (the “Joint Venture Agreement”) with Jupiter Entertainment LLC for the development of an original content series for the Company entitled “4th and Forever.” We have no further obligations under the Joint Venture Agreement.
Investor Rights Agreement
Concurrently with the closing of the business combination in 2020, the Company entered into the Investor Rights Agreement with Legacy CuriosityStream, the Sponsor, HFM and officers and directors of Legacy CuriosityStream.
Under the Investor Rights Agreement, the Company shall nominate two Sponsor Directors for election as members of the Board if, at such time, the Board does not contain a Sponsor Director and the Sponsor Entities together continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination. Further, under the Investor Rights Agreement, HFM and the officers and directors of Legacy CuriosityStream must vote in favor of, or otherwise consent to, the election or appointment of a Sponsor Director at any meeting of the stockholders under the terms set forth above. If the Sponsor does not elect to nominate two Sponsor Directors, the Company must permit the Sponsor to select one non-voting observer to participate in any Board meeting (including any committee thereof), for so long as the Sponsor and its affiliates continue to beneficially own at least 50% of the shares of Common Stock beneficially owned by the Sponsor Entities as of the effective time of the business combination.
In the case of a vacancy on the Board created by the death, disability, disqualification, removal or resignation of a Sponsor Director, the Company must notify the Sponsor of such vacancy and nominate an individual timely designated by the Sponsor for election to fill the vacancy, provided that such nomination would not constitute a breach of the Board’s fiduciary duties or applicable laws.
Operating Lease
We sublet a portion of our office space to Hendricks Investment Holdings LLC, which is an affiliate of Board members John Hendricks, Elizabeth Hendricks and Andrew Hendricks.
The related party sublease rental income totaled $52,000 and $56,228 for the years ended December 31, 2021 and 2022, respectively. Deferred rent receivable related to straight-line rent accrual was $89,000 and $88,185 at December 31, 2021 and 2022, respectively.
Stifel
Stifel served as Legacy CuriosityStream’s exclusive financial advisor in connection with the business combination. In addition, we may engage Stifel to provide certain financial advisory and capital markets services in the future. Stifel served as Legacy CuriosityStream’s exclusive financial advisor and placement agent in its offering and sale of Series A Preferred Stock in November 2018. In addition, Stifel Bank & Trust has a lending relationship with an affiliate of John Hendricks, our Chairman and the founder of Legacy CuriosityStream. Further, Patrick Keeley, a Stifel employee, is a member of our Board. In addition, Mr. Keeley and certain other Stifel employees are stockholders in the Company, and Stifel is a corporate customer of the Company.

Procedures with Respect to Review and Approval of Related Person Transactions
We have adopted a formal written policy for the review and approval of transactions with related persons. Such policy requires, among other things, that:
•
any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by an approving body comprised of the disinterested and independent members of the Board or any committee of the Board, provided that a majority of the members of the Board or such committee, respectively, are disinterested; and

•
any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the Board or recommended by the Compensation Committee to the Board for its approval.

In connection with the review and approval or ratification of a related person transaction:
•
management must disclose to the approving body the name of the related person and the basis on which the person is a related person, the related person’s interest in the transaction, the material terms of the related person transaction, including the business purpose of the transaction, the approximate dollar value of the amount involved in the transaction, the approximate dollar value of the amount of the related person’s interest in the transaction and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•
management must advise the approving body as to whether the related person transaction complies with the terms of our agreements, including the agreements governing our material outstanding indebtedness (if any), that limit or restrict our ability to enter into a related person transaction;

•
management must advise the approving body as to whether the related person transaction will be required to be disclosed in applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with such statutes and related rules; and

•	management must advise the approving body as to whether the related person transaction may constitute a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act of 2002, as amended.
In addition, the related person transaction policy provides that the approving body, in connection with any approval of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent” or “non-employee” director, as applicable, under the rules and regulations of the SEC and any exchange on which our securities are listed.

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Members of the Audit Committee

Jonathan Huberman (Chairman)
Patrick Keeley
Mike Nikzad
The foregoing report is not “soliciting material,” shall not be deemed “filed” and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, each as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth information known to the Company regarding the beneficial ownership of our Common Stock, that is owned by:
•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Common Stock;
•	each of the Company’s named executive officers and directors; and
•	all current executive officers and directors of the Company as a group.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
The beneficial ownership percentages set forth in the table below are based on 52,965,288 shares of Common Stock issued and outstanding as of the Record Date and do not take into account the issuance of any shares of Common Stock upon the exercise of warrants to purchase up to 6,730,203 shares of Common Stock that remain outstanding. Shares of Common Stock subject to options, restricted stock units or warrants which are presently exercisable or exercisable within 60 days are considered outstanding for computing the ownership percentage of the person holding such options, restricted stock units or warrants but are not considered outstanding for computing the ownership percentage of any other person. Fractional shares have been rounded to the nearest whole share for purposes of the table below.
Unless otherwise noted in the footnotes to the following tables, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock and warrants. Further, unless otherwise noted in the footnotes to the following table, the address for each listed 5% stockholder and executive officer and director is: c/o CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, Maryland 20910.
	Beneficial Ownership
Name of Beneficial Owners	Number of Shares of Common Stock	Percentage of Outstanding Common Stock
5% Stockholders:
Hendricks Factual Media LLC(1)	21,356,188	40.3%
Executive Officers and Directors:
John Hendricks(2)	22,001,545	41.5%
Clint Stinchcomb(3)	2,293,144	4.3%
Jason Eustace(4)	8,077	*
Tia Cudahy(5)	504,361	*
Peter Westley(6)	146,356	*
Devin Emery(7)	6,170	*
Elizabeth Hendricks(8)	21,981	*
Patrick Keeley(9)	72,548	*
Matthew Blank(10)	21,052	*
Jonathan Huberman(11)	3,141,659	5.9%
Mike Nikzad(12)	1,122,006	2.1%
Andrew Hendricks(13)	16,579	*
All directors and executive officers as a group (10 individuals)	29,341,231	55.4%
*	Indicates less than one percent of the outstanding shares of the class of stock.
(1)
John Hendricks, the Chairman of the Company’s Board, is the manager of HFM and holds voting and dispositive power over the Company’s securities held by HFM. As a result, John Hendricks may be deemed to be the beneficial owner of the securities held of record by HFM. HFM and John Hendricks have pledged, either directly or indirectly, certain shares of Common Stock to Stifel Bank & Trust as partial collateral security for certain full recourse obligations owing to Stifel Bank & Trust. The aggregate number of shares of Common Stock subject to such pledges is limited to 9.9% of the issued and outstanding shares of Common Stock. Each pledge is subject to customary events of default that permit Stifel Bank & Trust to exercise rights and remedies with respect to such pledged shares of Common Stock, including the sale of such shares of Common Stock.
(2)
Includes 645,357 shares of Common Stock held by Mr. John Hendricks directly and 21,356,188 shares of Common Stock held by HFM, of which Mr. Hendricks may be deemed to be the beneficial owner. HFM and John Hendricks have pledged, either directly or indirectly, certain shares of Common Stock to Stifel Bank & Trust as partial collateral security for certain full recourse obligations owing to Stifel Bank & Trust. The aggregate number of shares of Common Stock subject to such pledges is limited to 9.9% of the issued and outstanding shares of Common Stock. Each pledge is subject to customary events of default that permit Stifel Bank & Trust to exercise rights and remedies with respect to such pledged shares of Common Stock, including the sale of such shares of Common Stock.

(3)
Mr. Stinchcomb holds (a) options to buy 990,128 shares of Common Stock, of which all have vested; 2,038,570 shares of Common Stock, which vest in equal 1/4 increments over four years starting November 2, 2021; and 315,593 shares of Common Stock, which vest in equal 1/4 increments over four years starting August 2, 2020; and (b) restricted stock units for 88,263 shares of Common Stock, which vest in equal 1/4 increments over four years starting November 5, 2021; and restricted stock units for 73,458 shares of Common Stock, which vest in equal 1/4 increments over four years starting November 5, 2021, and which until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(4)	Mr. Eustace resigned from the Company effective as of the close of business on May 20, 2022. Upon his resignation, Mr. Eustace forfeited all unvested stock options and restricted stock units.
(5)
Ms. Cudahy holds (a) options to buy 417,456 shares of Common Stock, of which all have vested; 92,375 shares of Common Stock, which vest on January 1, 2025; 13,824 shares of Common Stock, which vest in equal 1/48 increments monthly beginning October 20, 2021; 6,122 shares of Common Stock, which vest in equal 1/16 increments every third month beginning April 30, 2021; and 78,899 shares of Common Stock, which vest in equal 1/4 increments over four years starting August 2, 2020; and (b) restricted stock units for 22,765 shares of Common Stock, which vest on January 1, 2025; 2,576 shares of Common Stock, which vest in equal 1/48 increments monthly beginning October 20, 2021; 4,758 shares of Common Stock, which vest in equal 1/16 increments every third month beginning April 30, 2021; 2,032 shares of Common Stock, which vest in equal 1/16 increments every third month beginning April 30, 2021; and 33,629 shares of Common Stock, which vest in equal 1/4 increments over four years starting January 4, 2022, and which until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(6)
Mr. Westley holds (a) 6,312 shares of Common Stock directly; (b) options to buy 221,904 shares of Common Stock, which vest in equal 1/4 increments annually beginning May 21, 2023; and options to buy 50,000 shares of Common Stock, which vest in equal 1/4 annual increments beginning April 22, 2023; and (c) restricted stock units for 288,271 shares of Common Stock, which vest in equal 1/4 increments annually beginning May 21, 2023 and which until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(7)
Mr. Emery resigned from his position as Chief Strategy Officer of the Company, effective as of the close of business on November 13, 2022, and entered into a Services Agreement to provide consulting services through approximately May 15, 2023. Upon his resignation, Mr. Emery forfeited all unvested stock options and restricted stock units.

(8)
Ms. Hendricks holds restricted stock units for 21,981 shares of Common Stock, all of which have vested as of January 1, 2023, and restricted stock units for 54,804 shares of Common Stock, which will vest on March 10, 2024, which until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(9)
Includes 31,579 shares of Common Stock held by Mr. Keeley directly. Mr. Keeley also holds options to buy 16,067 shares of Common Stock, of which all have vested, and restricted stock units for 24,922 shares of Common Stock, all of which have vested as of January 1, 2023, and restricted stock units for 62,278 shares of Common Stock, which will vest on March 10, 2024, which until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(10)
Mr. Blank holds restricted stock units for 21,052 shares of Common Stock, all of which have vested as of January 1, 2023, and restricted stock units for 52,669 shares of Common Stock, which will vest on March 10, 2024, which until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(11)
Includes 1,554,437 shares of Common Stock held of record by 211 LV LLC, warrants held of record by 211 LV LLC presently exercisable into 1,010,900 shares of Common Stock and warrants held of record by Ooyala presently exercisable into 551,400 shares of Common Stock. Mr. Huberman, a member of the Company’s Board and the Company’s former Chief Executive Officer, Chief Financial Officer and Chairman, is a manager of 211 LV LLC and the controlling owner of Ooyala. As such, he may be deemed to have or share voting and dispositive power of the shares held directly by 211 LV LLC and Ooyala. Mr. Huberman disclaims any beneficial ownership of these reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Mr. Huberman also directly holds restricted stock units for 24,922 shares of Common Stock, all of which have vested as of January 1, 2023, and restricted stock units for 62,278 shares of Common Stock, which will vest on March 10, 2024, which until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(12)
Includes 548,625 shares of Common Stock and warrants presently exercisable into 551,400 shares of Common Stock held by Mr. Nikzad directly. Mr. Nikzad also holds restricted stock units for 21,981 shares of Common Stock, all of which vested as of January 1, 2023, and restricted stock units for 52,804 shares of Common Stock, which will vest on March 10, 2024, which until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

(13)
Mr. Hendricks holds restricted stock units for 16,579 shares of Common Stock, all of which were vested as of January 1, 2023, and restricted stock units for 54,804 shares of Common Stock, which will vest on March 10, 2024, which until vested do not carry any voting or dividend rights, but are considered issued and outstanding.

OTHER MATTERS
As of the date of this Proxy Statement, the Board does not know of any matters that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement. If any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, and are voted upon, the enclosed proxy will be deemed to confer discretionary authority on the individuals that it names as proxies to vote the shares represented by the proxy as to any of these matters.
PROPOSALS BY OUR STOCKHOLDERS
Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a-8 under the Exchange Act should be sent to our principal executive offices and must be received not less than 120 calendar days prior to April 28, 2024. Accordingly, stockholder proposals must be received no later than December 30, 2023. The proposal must comply with the SEC regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in our proxy materials. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included in the Company’s proxy statement.
Additionally, our Bylaws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify our corporate secretary of this proposal in writing not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. Accordingly, for our 2024 annual meeting of stockholders, any notification must be made no earlier than February 15, 2024 and no later than March 16, 2024. If the date of the meeting is more than 30 days before or after such anniversary date, then notice must be received not later than the 90 days prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. The stockholder must be a stockholder of record both at the time of giving notice and at the time of the annual meeting. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future. In addition to any requirements set forth in our Bylaws, any such nomination for director must include all information required by Rule 14a-19(b) under the Exchange Act.
WHERE YOU CAN FIND MORE INFORMATION
We are subject to the information filing requirements of the Exchange Act and, in accordance with the Exchange Act, file certain reports and other information with the SEC relating to our business, financial condition and other matters.
Copies of these materials can be obtained, upon payment of the SEC’s customary charges, by writing to the SEC’s principal office at 100 F Street, NE, Washington, DC 20549. The SEC also maintains a website at http://www.sec.gov that contains reports, proxy statements and other information.
Any person from whom proxies for the meeting are solicited may obtain, if not already received, from the Company, without charge, a copy of the Company’s Annual Report, by written request addressed to CuriosityStream Inc., 8484 Georgia Ave., Suite 700, Silver Spring, MD 20910 (Email: tia.cudahy@curiositystream.com), Attention: Tia Cudahy, Chief Operating Officer and General Counsel. The Annual Report is not soliciting material and is not incorporated into this document by reference.
In order to obtain any documents you request from the Company in time for the Annual Meeting, you must request the documents from the Company by Friday, June 2, 2023, which is eight business days prior to the date of the Annual Meeting.
You should rely only on the information contained in this document to vote your shares of Common Stock at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated as of April 28, 2023. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders does not create any implication to the contrary. This document does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such solicitation in that jurisdiction.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Before The Meeting - Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/13/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CURI2023. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/13/2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Matthew Blank 02 Jonathan Huberman 03 Mike Nikzad

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	To approve a one-time stock option cancellation and replacement thereof with restricted stock units for eligible employees and executive officers.	▢	▢	▢
3	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of CuriosityStream Inc. for the fiscal year ending December 31, 2023.	▢	▢	▢

NOTE: Transaction of any other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000611076_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K are available at www.proxyvote.com

CURIOSITYSTREAM INC.
Annual Meeting of Stockholders
June 14, 2023 11:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Clint Stinchcomb and Tia Cudahy, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CURIOSITYSTREAM INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 11:00 AM, EDT on 6/14/2023, live via the Internet - please visit, www.virtualshareholdermeeting.com/CURI2023 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000611076_2 R1.0.0.6

Continued and to be signed on reverse side